UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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HPS Corporate Lending Fund

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HPS Corporate Lending Fund

40 West 57th Street, 33rd Floor

New York, NY 10019

Dear Shareholders:

You are cordially invited to attend the Special Meeting of Shareholders (the “Special Meeting”) of HPS Corporate Lending Fund, a Delaware statutory trust (the “Company”) to be held virtually on April 16, 2025, at 2:00 p.m., Eastern Time at the following website: www.virtualshareholdermeeting.com/HLEND2025SM. Shareholders of record of the Company at the close of business on February 6, 2025 are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof.

The Notice of Special Meeting of Shareholders and the proxy statement accompanying this letter provide an outline of the business to be conducted at the Special Meeting and the important shareholder vote to be conducted thereat. At the Special Meeting, shareholders of the Company will be asked to:

(1)

approve a new investment advisory agreement (the “New Investment Advisory Agreement”) for the Company with HPS Advisors, LLC (the “Adviser”), the Company’s current investment adviser (the “New Investment Advisory Agreement Proposal”). All material terms of the New Investment Advisory Agreement will remain unchanged from the Company’s current investment advisory agreement between the Company and the Adviser dated November 27, 2024 (the “Current Investment Advisory Agreement”), other than the date and as otherwise described in the proxy statement accompanying this letter (see “Proposal – Approval of New Investment Advisory Agreement – Overview of the New Investment Advisory Agreement” beginning on page 19 of the proxy statement); and

(2)

approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies, in the event that there are insufficient votes at the time of the Special Meeting to approve the New Investment Advisory Agreement (the “Adjournment Proposal” and, together with the New Investment Advisory Agreement Proposal, the “Proposals”).

The five (5) board members of the Board of Trustees of the Company (the “Board” or “Trustees”), including three (3) Trustees who are not “interested persons” of the Company (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Trustees”), present at the Board meeting to consider the approval of the New Investment Advisory Agreement unanimously approved and recommend that you vote “FOR” our proposal to approve the New Investment Advisory Agreement between the Company and the Adviser, which will replace the Current Investment Advisory Agreement and will, subject to your approval, become effective at the closing of the Transaction (as defined below). As discussed in more detail in the accompanying proxy statement, certain affiliates of HPS Investment Partners, LLC, the parent company of the Adviser (“HPS”), entered into a Transaction Agreement dated as of December 3, 2024 (the “Transaction Agreement”) with BlackRock, Inc., a corporation incorporated under the laws of Delaware and certain of its affiliates (BlackRock, Inc., collectively with its affiliates, “BlackRock”), pursuant to which BlackRock will acquire 100% of the business and assets of HPS (the “Transaction”). As a business development company, or “BDC”, the Company is regulated under the 1940 Act. The closing of the Transaction will result in the automatic termination of the Current Investment Advisory Agreement under the 1940 Act. The Company is seeking shareholder approval of the New Investment Advisory Agreement to prevent any disruption in the Adviser’s ability to provide services to the Company once an “assignment” is deemed to occur. All material terms will remain unchanged from the Current Investment Advisory Agreement, except as otherwise described in the proxy statement accompanying this letter (see “Proposal – Approval of New Investment Advisory Agreement – Overview of the New Investment Advisory Agreement” beginning on page 19 of the proxy statement). If approved, the New Investment Advisory Agreement will become effective upon the closing of the Transaction and would remain effective for two years from the date of its execution and thereafter from year-to-year if approved at least annually by (a) the vote of the Board or a majority of the outstanding voting securities of the Company and (b) the vote of a majority of Independent Trustees. If the Transaction does not occur, the Adviser will continue to operate the Company pursuant to the Current Investment Advisory Agreement.

i

Under the New Investment Advisory Agreement, the Adviser will provide investment advisory services to the Company on the same terms and for the same fees that are currently in effect, except as otherwise described in the proxy statement accompanying this letter (see “Proposal – Approval of New Investment Advisory Agreement – Overview of the New Investment Advisory Agreement” beginning on page 19 of the proxy statement). The Company’s investment objective will not change as a result of the Transaction, and the Company will continue to be a business development company. The Company’s existing Trustees and officers will continue to serve in their current roles, with one exception as noted in the following paragraph, and there is otherwise not expected to be any material change in the personnel providing services to the Company as a result of the Transaction.

Section 15(f) of the 1940 Act provides that when a sale of securities or a controlling interest in an investment adviser to a registered investment company or BDC occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale if two conditions are satisfied: (1) for three years following the consummation of the transaction, at least seventy-five percent (75%) of the board of the investment company are not “interested persons” of the investment company’s investment adviser or its predecessor investment adviser, and (2) during the two years after the transaction, an “unfair burden” is not imposed on the investment company as a result of the sale of such interest. The Company and the Board expect that the Transaction will comply with the requirements of Section 15(f). The Board has been informed that BlackRock has agreed in the Transaction Agreement not to take or fail to take, and to cause its affiliates not to take or fail to take, in each case to the extent within BlackRock’s control, any action that would have the effect, directly or indirectly, of causing the requirements of any of the provisions of Section 15(f) not to be met in respect of the Transaction from and after the closing of the Transaction. Additionally, the Board has been informed that the affiliates of HPS that are parties to the Transaction Agreement have agreed in the Transaction Agreement to use their commercially reasonable efforts (acting in their reasonable determination after due inquiry into the status of each applicable Trustee) to cause at least 75% of the members of the Board at the closing of the Transaction not to be “interested persons” of the Adviser immediately prior to or following the close of the Transaction (which shall represent a period of three (3) years after the assignment of the Current Investment Advisory Agreement). In order to ensure compliance with the Section 15(f) safe harbor provisions (as detailed in condition (1) above), Grishma Parekh, a Trustee and an “interested person” of the Adviser, has informed the Board that she intends to resign her position as Trustee effective upon the closing of the Transaction. Following the closing of the Transaction, Ms. Parekh is expected to continue to serve as President of the Company, a member of the Investment Committee of the Company and in her existing roles at HPS and the Adviser. As a result, at least 75% of the members of the Board at closing of the Transaction will not be interested persons of the Adviser either under the New Investment Advisory Agreement or under the Current Investment Advisory Agreement. If the Transaction does not close, Ms. Parekh will not resign from the Board, and is expected to continue to serve as a Trustee of the Company and in her existing roles at HPS and the Adviser.

The Transaction will NOT change the name of the Company, alter the number or type of shares owned by shareholders of the Company, or cause a change to the advisory fees charged to the Company, except as otherwise described in the proxy statement accompanying this letter (see “Proposal – Approval of New Investment Advisory Agreement – Overview of the New Investment Advisory Agreement” beginning on page 19 of the proxy statement).

After careful consideration, the five (5) members of the Board, including three (3) Independent Trustees, present at the Board meeting to consider the approval of the New Investment Advisory Agreement unanimously determined that entering into the New Investment Advisory Agreement is in the best interests of the Company and its shareholders, and unanimously approved and recommend that you vote “FOR” the proposal to approve the New Investment Advisory Agreement between the Company and the Adviser, and “FOR” the Adjournment Proposal. You can vote for the Proposals by following the instructions on the enclosed proxy card and voting by Internet or telephone or by signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

ii

It is important that your shares be represented at the Special Meeting. Please follow the instructions on the enclosed proxy card and vote via the Internet or telephone. We encourage you to vote via the Internet as it saves significant time and processing costs. However, you may also vote your proxy by signing, dating and returning the enclosed proxy card to us in the postage-paid envelope provided. Voting by proxy does not deprive you of your right to participate in the virtual Special Meeting. If a broker, bank, trustee, nominee or other intermediary holds your shares in “street name”, your broker, bank, trustee, nominee or other intermediary will provide you with instructions on how to vote your shares.

No matter how many or few shares in the Company you own, your vote and participation are very important to us.

Sincerely,

/s/ Michael Patterson
Michael Patterson
Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on April 16, 2025.

This proxy statement, the proxy card and the Annual Report on Form 10-K for the fiscal year ended December 31, 2024 are also available at www.proxyvote.com. Please have the control number found on your proxy card ready when you visit this website.

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HPS CORPORATE LENDING FUND

40 West 57th Street, 33rd Floor

New York, NY 10019

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS Online Meeting Only – No Physical Meeting Location

www.virtualshareholdermeeting.com/HLEND2025SM

April 16, 2025, 2:00 p.m., Eastern Time

Dear Shareholders:

Notice is hereby given to holders of common shares of beneficial interest, par value $0.01 per share (the “Common Shares”) of HPS Corporate Lending Fund, a Delaware statutory trust (the “Company”), that the Special Meeting of Shareholders (the “Special Meeting”) will be held on April 16, 2025. The Special Meeting will be held for the following purposes:

(1)

to consider and vote upon a proposal (the “New Investment Advisory Agreement Proposal”) seeking shareholder approval of a new investment advisory agreement for the Company (the “New Investment Advisory Agreement”) with HPS Advisors, LLC (the “Adviser”), which will replace the Company’s current investment advisory agreement between the Company and the Adviser dated November 27, 2024 (the “Current Investment Advisory Agreement”); and

(2)

to consider and vote upon a proposal to approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies, in the event that there are insufficient votes at the time of the Special Meeting to approve the New Investment Advisory Agreement (the “Adjournment Proposal”).

The five (5) board members of the Board of Trustees of the Company (the “Board” or “Trustees”), including three (3) Trustees who are not “interested persons” of the Company (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Trustees”), present at the Board meeting to consider the approval of the New Investment Advisory Agreement unanimously approved and recommend that shareholders vote “FOR” the proposal to approve the New Investment Advisory Agreement, which will replace the Current Investment Advisory Agreement, and will, subject to the approval of the shareholders, become effective at the closing of the Transaction (as defined below). As discussed in more detail in the accompanying proxy statement, certain affiliates of HPS Investment Partners, LLC, the parent company of the Adviser (“HPS”), entered into a Transaction Agreement dated as of December 3, 2024 (the “Transaction Agreement”) with BlackRock, Inc., a corporation incorporated under the laws of Delaware and certain of its affiliates (BlackRock, Inc., collectively with its affiliates, “BlackRock”), pursuant to which BlackRock will acquire 100% of the business and assets of HPS (the “Transaction”). The Transaction is currently expected to close mid-2025.

As a business development company, or “BDC”, the Company is regulated under the 1940 Act. While the Transaction contemplates the acquisition of 100% of the outstanding voting securities of HPS, the parent company to the Adviser, the Company’s investment strategy and team, including the Company’s executive officers, are expected to remain materially unchanged, and the Transaction is not expected to have a material impact on the Company’s operations. In accordance with the 1940 Act, however, the Current Investment Advisory Agreement will automatically terminate upon the closing of the Transaction. As a result, to prevent any disruption in the Adviser’s ability to provide services to the Company once the assignment is deemed to occur as a result of the Transaction, the Company is seeking shareholder approval of the New Investment Advisory Agreement. All material terms will remain unchanged from the Current Investment Advisory Agreement, except as otherwise described in the proxy statement accompanying this letter (see “Proposal – Approval of New Investment Advisory Agreement – Overview of the New Investment Advisory Agreement” beginning on page 19 of the proxy statement). If approved, the New Investment Advisory Agreement would become effective at the closing of the Transaction and would remain effective for two years from the date of its execution and thereafter from year-to-year if approved at least annually by (a) the vote of the Board or a majority of the outstanding voting securities of the Company and (b) the vote of a majority of the Independent Trustees.

i

Pursuant to the terms of the Transaction Agreement, the approval by the shareholders of the Company of the New Investment Advisory Agreement is a condition to the closing of the Transaction, and therefore if the Company’s shareholders do not approve the New Investment Advisory Agreement, the affiliates of HPS and BlackRock that are parties to the Transaction Agreement may choose not to close the Transaction, and the Transaction will not close unless such closing condition is waived. If such closing condition is waived and the Transaction is consummated without the Company’s shareholders approving the New Investment Advisory Agreement, the Current Investment Advisory Agreement with the Adviser will remain in effect until the Transaction is consummated and, following the consummation of the Transaction, the Board may be required to approve a temporary investment advisory agreement in accordance with the 1940 Act. If the Transaction does not occur, the Adviser will continue to manage the Company pursuant to the Current Investment Advisory Agreement.

At the Special Meeting, the shareholders of the Company will be asked to (i) approve the New Investment Advisory Agreement between the Company and the Adviser, that will replace the Current Investment Advisory Agreement with the Adviser and will become effective at the closing of the Transaction and (ii) approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies.

THE FIVE (5) TRUSTEES, INCLUDING THREE (3) TRUSTEES WHO ARE INDEPENDENT TRUSTEES, PRESENT AT THE BOARD MEETING TO CONSIDER THE APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT UNANIMOUSLY DETERMINED THAT ENTERING INTO THE NEW INVESTMENT ADVISORY AGREEMENT IS IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS, AND UNANIMOUSLY APPROVED THE NEW INVESTMENT ADVISORY AGREEMENT, AND THEREFORE RECOMMEND A VOTE “FOR” THE NEW INVESTMENT ADVISORY AGREEMENT PROPOSAL, AND “FOR” THE ADJOURNMENT PROPOSAL, AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.

Enclosed is a copy of the proxy statement and proxy card. The close of business on February 6, 2025 has been fixed as the record date for the determination of holders of Common Shares, entitled to notice of, and to vote at, the Special Meeting or at any adjournment or postponement thereof. The enclosed voting materials allow you to vote your shares without attending the Special Meeting virtually.

If your shares are held in “street name”, the broker, bank, trustee, nominee or other intermediary that holds your shares has the authority to vote them, absent your approval, only as to routine matters, of which there are none at the Special Meeting. As a result, for all matters to be voted on at the Special Meeting, the broker, bank, trustee, nominee or other intermediary that holds your shares will need to obtain your authorization to vote those shares, and they will vote your shares as you direct. If you fail to provide voting instructions to your broker, bank, trustee, nominee or other intermediary, those uninstructed shares held by the broker, bank, trustee, nominee or other intermediary will not be voted. Accordingly, such uninstructed shares will not be counted as voted for the New Investment Advisory Agreement Proposal, and will not contribute to the affirmative vote required for the approval of the New Investment Advisory Agreement Proposal. Uninstructed shares will not be counted as a vote cast either “for” or “against” the Adjournment Proposal. You can vote by completing the enclosed proxy card and returning it in the enclosed U.S. postage-prepaid envelope. If you want to vote your shares electronically via the live webcast at the Special Meeting, you must obtain a valid proxy from your broker, bank, trustee, nominee or other intermediary. Additionally, the availability of telephone or Internet voting depends on the voting process used by the broker, bank, trustee, nominee or other intermediary that holds your shares.

Your vote and participation in the governance of the Company is extremely important to us. Whether or not you plan to attend the Special Meeting virtually, we urge you to please follow the instructions on the enclosed proxy card and vote via the Internet or telephone. We encourage you to vote via the Internet as it saves significant time and processing costs. However, you may also vote your proxy by completing, signing, dating and returning the enclosed proxy card to us in the postage-paid envelope provided.

ii

The proposals to approve the New Investment Advisory Agreement and to adjourn the Special Meeting (in the latter case, as necessary or appropriate) are described in more detail in the attached proxy statement, which you should read carefully and in its entirety before authorizing a proxy to vote. A copy of the New Investment Advisory Agreement is attached as Exhibit A to the proxy statement.

Thank you for your continued support of HPS Corporate Lending Fund.

By order of the Board of Trustees,

/s/ Yoohyun K. Choi
Yoohyun K. Choi
Secretary

The proxy statement, a form of proxy card and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 are available online on the U.S. Securities and Exchange Commission website at www.sec.gov, on our website at https://www.hlend.com, or by writing to HPS Corporate Lending Fund, 40 West 57th Street, 33rd Floor, New York, NY 10019 Attention: Secretary.

The Board is requesting your vote. Your vote is important regardless of the number of shares that you own. Whether or not you expect to attend the Special Meeting, we encourage you to promptly authorize a proxy vote via the Internet or telephone, or complete and sign the enclosed proxy card and return it promptly. You may revoke your proxy at any time before the Special Meeting, consistent with instructions set forth in this proxy statement. Signing and returning the enclosed proxy card is important to ensure a quorum at the Special Meeting.

To ensure proper representation at the Special Meeting, please follow the instructions on the enclosed proxy card to authorize a proxy to vote your shares via the Internet or telephone, or by signing, dating and returning the proxy card. Even if you vote your shares prior to the Special Meeting, you still may attend and participate in the Special Meeting.

iii

i

HPS Corporate Lending Fund

40 West 57th Street, 33rd Floor

New York, NY 10019

PROXY STATEMENT

2025 Special Meeting of Shareholders

General

We are furnishing you this proxy statement in connection with the solicitation of proxies by the Board of Trustees (the “Board” or “Trustees”) of HPS Corporate Lending Fund (the “Company”, “we”, “us” or “our”) for use at the Company’s virtual 2025 Special Meeting of Shareholders (the “Special Meeting”). The date of mailing of this proxy statement, the accompanying Notice of Special Meeting of Shareholders, and the proxy card is expected to be on or about February 18, 2025. When we refer to the Company’s fiscal year, we mean the 12-month period ending December 31 of the stated year (for example, fiscal year 2024 is January 1, 2024 through December 31, 2024).

The five (5) members of the Board, including three (3) Trustees who are not “interested persons” of the Company (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Trustees”), present at the Board meeting to consider the approval of the New Investment Advisory Agreement unanimously approved and recommend that shareholders vote “FOR” the proposal (the “New Investment Advisory Agreement Proposal”) to approve a new investment advisory agreement (the “New Investment Advisory Agreement”) between the Company and HPS Advisors, LLC (the “Adviser”), the Company’s current investment adviser, which will replace the current investment advisory agreement between the Company and the Adviser dated November 27, 2024 (the “Current Investment Advisory Agreement”), and will, subject to the approval of the shareholders, become effective at the closing of the Transaction (defined below). As discussed in more detail in this proxy statement, certain affiliates of HPS Investment Partners, LLC (“HPS”), the parent company of the Company’s Adviser, entered into a Transaction Agreement dated as of December 3, 2024 (the “Transaction Agreement”) with BlackRock, Inc., a corporation incorporated under the laws of Delaware and certain of its affiliates (BlackRock, Inc., collectively with its affiliates, “BlackRock”), pursuant to which BlackRock will acquire 100% of the business and assets of HPS (the “Transaction”). The Transaction is currently expected to close mid-2025.

As a business development company, or “BDC”, the Company is subject to the 1940 Act, which provides that any investment advisory agreement must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. While the Transaction contemplates the acquisition by BlackRock of 100% of the outstanding voting securities of HPS, the parent company to the Adviser, the Company’s investment strategy and team, including the Company’s executive officers, are expected to remain materially unchanged, and the Transaction is not expected to have a material impact on the Company’s operations. In accordance with the 1940 Act, however, the Current Investment Advisory Agreement will automatically terminate upon the closing of the Transaction. As a result, to prevent any disruption in the Adviser’s ability to provide services to the Company once the assignment is deemed to occur as a result of the Transaction, the Company is seeking shareholder approval of the New Investment Advisory Agreement. All material terms will remain unchanged from the Current Investment Advisory Agreement, except as otherwise described below (see “Proposal – Approval of New Investment Advisory Agreement – Overview of the New Investment Advisory Agreement” beginning on page 19 of this proxy statement). If approved, the New Investment Advisory Agreement would become effective at the closing of the Transaction and would remain effective for two years from the date of its execution and thereafter from year-to-year if approved at least annually by (a) the vote of the Board or a majority of the outstanding voting securities of the Company and

(b) the vote of a majority of the Independent Trustees. Pursuant to the terms of the Transaction Agreement, the approval by the shareholders of the Company of the New Investment Advisory Agreement is a condition to the closing of the Transaction, and therefore if the Company’s shareholders do not approve the New Investment Advisory Agreement, the affiliates of HPS and BlackRock that are parties to the Transaction Agreement may choose not to close the Transaction, and the Transaction will not close unless such closing condition is waived. If such closing condition is waived and the Transaction is consummated without the Company’s shareholders approving the New Investment Advisory Agreement, the Current Investment Advisory Agreement with the Adviser will remain in effect until the Transaction is consummated and, following the consummation of the Transaction, the Board may be required to approve a temporary investment advisory agreement in accordance with the 1940 Act. If the Transaction does not occur, the Adviser will continue to manage the Company pursuant to the Current Investment Advisory Agreement.

In addition, the five (5) members of the Board, including three (3) Independent Trustees, present at the Board meeting to consider the approval of the New Investment Advisory Agreement unanimously approved and recommend that shareholders vote “FOR” the proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies, in the event that there are insufficient votes at the time of the Special Meeting to approve the New Investment Advisory Agreement (the “Adjournment Proposal”). We encourage you to vote your shares, by following the instructions on the enclosed proxy card and granting a proxy (i.e., authorizing someone to vote your shares). If you provide voting instructions, either via the Internet, by telephone or by signing, dating and returning the enclosed proxy card in the postage-paid envelope provided, and the Company receives them in time for the Special Meeting, the persons named as proxies will vote your shares in the manner that you specified.

Special Meeting Information

The Special Meeting will be a completely virtual meeting. There will be no physical meeting location and the meeting will only be conducted via live webcast. The virtual Special Meeting will be held on April 16, 2025 at 2:00 p.m., Eastern Time. To participate in the Special Meeting, visit and enter the 16-digit control number included on the proxy card you received. Online check-in will begin at 1:45 p.m., Eastern Time. Check in time is fifteen (15) minutes prior to the meeting start time. Please allow time for online check-in procedures.

You are entitled to participate in the virtual Special Meeting only if you are a shareholder of the Company as of the close of business on the record date for the Special Meeting, which is February 6, 2025 (the “Record Date”), or you hold a valid proxy for the Special Meeting.

Availability of Proxy and Special Meeting Materials

This proxy statement and the proxy card are also available at www.proxyvote.com. Please have the control number found on your proxy card ready when you visit this website.

QUESTIONS AND ANSWERS

The following are some questions that you may have about the Special Meeting, and brief answers to those questions. These questions and answers may not address all of the questions that are important to you. We encourage you to read carefully the more detailed information contained elsewhere in this proxy statement, the attachments to this proxy statement and the documents we refer to in this proxy statement.

Q:	What am I being asked to vote on?

A:

At the Special Meeting, shareholders of the Company as of the Record Date are being asked to vote (i) to approve the New Investment Advisory Agreement Proposal and (ii) to approve the Adjournment Proposal (together with the New Investment Advisory Agreement Proposal, the “Proposals”).

Q:	Why am I being asked to vote on the New Investment Advisory Agreement now?

A:

Certain affiliates of HPS, the parent company of the Adviser (the Company’s current investment adviser), entered into the Transaction Agreement, dated as of December 3, 2024 with BlackRock, Inc. and certain of its affiliates, pursuant to which BlackRock will acquire 100% of the business and assets of HPS. The Transaction is currently expected to close mid-2025 (the “Closing”).

As a BDC, the Company is regulated under the 1940 Act, which provides that any investment advisory agreement must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. While the Transaction contemplates the acquisition by BlackRock of 100% of the outstanding voting securities of HPS, the parent company to the Adviser, the Company’s investment strategy and team, including the Company’s executive officers, are expected to remain materially unchanged, and the Transaction is not expected to have a material impact on the Company’s operations. In accordance with the 1940 Act, however, the Current Investment Advisory Agreement will automatically terminate upon the Closing. As a result, to prevent any disruption in the Adviser’s ability to provide services to the Company once the assignment is deemed to occur as a result of the Transaction, the Company is seeking shareholder approval of the New Investment Advisory Agreement. All material terms will remain unchanged from the Current Investment Advisory Agreement, except as otherwise described below (see “Proposal – Approval of New Investment Advisory Agreement – Overview of the New Investment Advisory Agreement” beginning on page 19 of this proxy statement). If approved, the New Investment Advisory Agreement would become effective at the Closing and would remain effective for two years from the date of its execution and thereafter from year-to-year if approved at least annually by (a) the vote of the Board or a majority of the outstanding voting securities of the Company and (b) the vote of a majority of the Independent Trustees.

Pursuant to the terms of the Transaction Agreement, the approval by the shareholders of the Company of the New Investment Advisory Agreement is a condition to the closing of the Transaction, and therefore if the Company’s shareholders do not approve the New Investment Advisory Agreement, HPS and BlackRock may choose not to close the Transaction, and the Transaction will not close unless such closing condition is waived. If such closing condition is waived and the Transaction is consummated without the Company’s shareholders approving the New Investment Advisory Agreement, the Current Investment Advisory Agreement with the Adviser will remain in effect until the Transaction is consummated and, following the consummation of the Transaction, the Board may be required to approve a temporary investment advisory agreement in accordance with the 1940 Act. If the Transaction does not occur, the Adviser will continue to manage the Company pursuant to the Current Investment Advisory Agreement. If shareholders of the Company do not approve the New Investment Advisory Agreement, then neither party will be obligated to complete the Transaction. However, even if the shareholders of the Company do not approve the New Investment Advisory Agreement, the Closing may still occur.

Q:	How does the Board recommend that I vote?

A:

The five (5) members of the Board, including three (3) Trustees who are Independent Trustees, present at the Board meeting to consider the approval of the New Investment Advisory Agreement, unanimously approved and recommend that you vote “FOR” the New Investment Advisory Agreement Proposal, and the Adjournment Proposal.

In evaluating the New Investment Advisory Agreement, the Board reviewed certain materials furnished by HPS. The Board discussed these materials and believes the New Investment Advisory Agreement is in the best interests of the Company and its shareholders for the reasons described later in this proxy statement. Accordingly, after careful consideration, the Trustees present at the Board meeting to consider the approval of the New Investment Advisory Agreement, including each of the Independent Trustees in attendance, unanimously recommend that you vote “FOR” the proposal to approve the New Investment Advisory Agreement, and the Adjournment Proposal.

Q:	Do any of the Company’s Trustees or officers have an interest in the approval of the New Investment Advisory Agreement that is different from that of the Company’s shareholders generally?

A:

As described later in this proxy statement, some of our Trustees and officers have certain conflicts of interests in connection with the vote on the New Investment Advisory Agreement. For more information, see “Approval of New Investment Advisory Agreement—Transaction Agreement”, beginning on page 18 of this proxy statement.

Q:	Who is BlackRock, Inc.?

A:

BlackRock is a leading publicly traded investment management firm with $11.5 trillion in assets under management as of September 30, 2024. With approximately 20,400 employees in more than 30 countries, BlackRock provides a broad range of investment management and technology services to institutional and retail clients in more than 100 countries across the globe. BlackRock’s diverse platform of alpha-seeking active, index and cash management investment strategies across asset classes enables BlackRock to offer choice and tailor investment and asset allocation solutions for clients. BlackRock also offers advisory services and solutions to a broad base of institutional and wealth management clients.

Q:	What implications will the Transaction have on the management of HPS?

A:

If the Transaction is consummated, the current leadership team of HPS will become employees of BlackRock and will continue to manage the key strategic direction, operations, and activities of the HPS business, subject to the generally applicable policies of BlackRock. As such, the same HPS personnel currently serving on the investment committee of the Adviser are expected to continue to serve in such functions following the consummation of the Transaction (and any decisions in respect of the composition of such investment committee will be made by the current leadership team of HPS) and will continue to oversee the Company’s investment program.

Q:	Will the Transaction change how the Company is managed?

A:

No, the Transaction is not expected to have any material impact on the Company’s management or day-to-day operations. The Company’s existing Trustees and officers are largely expected to continue to serve in their current roles, with the exception of Grishma Parekh, an “interested person” of the Adviser who has informed the Board that she intends to resign her position as Trustee effective upon the closing of the Transaction in order to comply with the Section 15(f) safe harbor provisions of the 1940 Act (as disclosed in “Proposal – Approval of New Investment Advisory Agreement – Certain Conditions Under the 1940 Act” beginning on page 19 of this proxy statement). The Company and the Board expect that the Transaction will comply with the requirements of Section 15(f). Following the closing of the Transaction, Ms. Parekh is expected to continue to serve as President of the Company, a member of the Investment Committee of the Company and in her existing roles at HPS and the Adviser. In the event that the Transaction does not close, Ms. Parekh will not resign from the Board, and is expected to continue to serve with HPS and the Adviser. There is not expected to be any material near-term change in the personnel providing services to the Company. The Company’s investment objective will remain unchanged as a result of the entry into the New Investment Advisory Agreement. After Closing, the Company will continue to be a BDC under the 1940 Act. Shareholders in the Company will continue to own the same amount and type of shares in the Company. The Company’s name will continue to be HPS Corporate Lending Fund.

Q:	Will the management and incentive fees payable by the Company change under the New Investment Advisory Agreement?

A:

No. The management and incentive fees payable by the Company under the New Investment Advisory Agreement will be the same as the management and incentive fees payable under the Current Investment Advisory Agreement. However, a “Fee Provision” was added in order to prevent early payment of advisory fees under the termination provisions of the Current Investment Advisory Agreement. Under the Fee Provision, the New Investment Advisory Agreement will (i) provide for payment of all management and incentive fees for the respective monthly, quarterly, and annual periods for the full applicable period, including portions of that period that may have occurred before the effective date of the New Investment Advisory Agreement; and (ii) in consideration for these payments, require the Adviser to waive all fees it may have been due for the same periods under the Current Investment Advisory Agreement. Effectively, this will result in shareholders paying fees at the same time and in the same amount as if the Current Investment Advisory Agreement was not terminated by the Closing of the Transaction. For a description of the management and incentive fees payable under the Current Investment Advisory Agreement and those that will be payable under the New Investment Advisory Agreement, see “Proposal – Approval of New Investment Advisory Agreement – Overview of the New Investment Advisory Agreement – Advisory Fees” beginning on page 20 of this proxy statement.

Q:	How will the Transaction affect the service providers to the Company?

A:

Adviser. The Adviser serves as the investment adviser to the Company. Currently, the Adviser is a direct, wholly owned subsidiary of HPS. After Closing, the Adviser will be an indirect, wholly owned subsidiary of BlackRock, Inc. However, HPS’s current management will continue to manage the Adviser. The principal address of the Adviser and its principal executive offices are 40 West 57th Street, 33rd Floor, New York, NY 10019.

Administrator. HPS, in addition to being the parent company of the Adviser, serves as the administrator (the “Administrator”) to the Company pursuant to an administration agreement between the Company and HPS dated as of November 27, 2024 (the “Current Administration Agreement”). This agreement will be terminated as a result of the Transaction. The Board has approved a new administration agreement that has the same terms as the current agreement. Under the terms of the new administration agreement, HPS will continue to serve as the Administrator to the Company. The principal address of the Administrator and its principal executive offices are 40 West 57th Street, 33rd Floor, New York, New York NY 10019.

Managing Dealer. HPS Securities, LLC serves as the managing dealer (the “Managing Dealer”) for the Company pursuant to the managing dealer agreement between the Company and the Managing Dealer (the “Current Managing Dealer Agreement”). This agreement will be terminated as a result of the Transaction. The Board has approved a new managing dealer agreement with HPS Securities, LLC that has the same terms as the current agreement. The Managing Dealer is the principal underwriter for the Company. The principal address of the Managing Dealer and its principal executive offices are 40 West 57th Street, 33rd Floor, New York, New York NY 10019.

Q:	What will happen if the New Investment Advisory Agreement Proposal is not approved?

A:

If the Company’s shareholders do not approve the New Investment Advisory Agreement Proposal, then the Current Investment Advisory Agreement with the Adviser will remain in effect. Pursuant to the terms of the Transaction Agreement, the approval by the shareholders of the Company of the New Investment Advisory Agreement is a condition to the closing of the Transaction, and therefore if the Company’s shareholders do not approve the New Investment Advisory Agreement Proposal, HPS and BlackRock may choose not to close the Transaction, and the Transaction will not close unless such closing condition is waived. If such closing condition is waived and the Transaction is consummated without the Company’s shareholders approving the New Investment Advisory Agreement, the Current Investment Advisory Agreement with the Adviser will remain in effect until the Transaction is consummated and, following the consummation of the Transaction, the Board may be required to approve a temporary investment advisory agreement in accordance with the 1940 Act.

Q:	What will happen to the Current Administration Agreement and the Current Managing Dealer Agreement if the New Investment Advisory Agreement Proposal is not approved?

A:

If the New Investment Advisory Agreement Proposal is not approved, then the Current Administration Agreement and Current Managing Dealer Agreement will remain in effect under their current terms, unless the approval of the New Investment Advisory Agreement is waived as a closing condition of the Transaction, as detailed above, in which case the new agreements would go into effect upon the closing of the Transaction. If the New Investment Advisory Agreement is approved, then the new administration agreement between the Administrator and the Company will go into effect, and the new managing dealer agreement between the Managing Dealer and the Company will go into effect, in both cases at the closing of the Transaction.

Q:	What will happen if the Transaction is not completed?

A:

If the Transaction does not close for any reason, the Company will continue to operate pursuant to the Current Investment Advisory Agreement and there will be no changes to either the Current Administration Agreement or the Current Managing Dealer Agreement and they will remain in effect.

Q:	Will the Company bear the costs associated with the Transaction and this solicitation of proxies?

A:

No. HPS will bear the fees and expenses incurred in connection with the consent solicitation process, including any costs associated with this solicitation of proxies, to obtain shareholder approval of a new investment advisory agreement resulting from the Transaction.

Q:	Who will conduct the solicitation?

A:

In addition to mail and e-mail, proxies may be solicited personally, via the Internet or by telephone or facsimile, by regular employees of HPS and its affiliates. No additional compensation will be paid to such regular employees for such services. HPS has engaged Broadridge Financial Solutions (“Broadridge”) to provide certain proxy solicitation services for which it will be paid a fee of approximately $85,000, plus out-of-pocket expenses for such services. You could be contacted by telephone on behalf of the Company and be urged to vote. Broadridge will not attempt to influence how you vote your shares but will only ask that you take the time to cast a vote. HPS will reimburse brokers and other persons holding the Company’s common stock in their names, or in the names of nominees, for their expenses for forwarding proxy materials to underlying principals and beneficial owners and obtaining their proxies.

Q:	Who is entitled to vote?

A:	If you were a shareholder of the Company as of the Record Date, or you hold a valid proxy for the Special Meeting, you are entitled to vote.

Q:	How do I vote my shares?

A:

Shareholders of Record (Shares Registered in Your Name). To vote your shares, please follow the instructions on the enclosed proxy card and vote via the Internet or telephone. We encourage you to vote via the Internet as it saves significant time and processing costs. However, you may also vote your proxy by signing, dating and returning the enclosed proxy card to us in the postage-paid envelope provided. You may still attend the Special Meeting via webcast and vote in person, even if you have already voted by proxy; in other words, voting by proxy does not deprive you of your right to participate in the virtual Special Meeting.

Beneficial Owner (Shares Held in the Name of a Broker, Bank, Trustee, Nominee or Other Intermediary). If you hold shares of the Company’s common stock through and in the name of a broker, bank, trustee, nominee or other intermediary, your broker, bank, trustee, nominee or other intermediary will provide you with instructions on how to vote your shares.

Q:	What does it mean if I receive more than one proxy card?

A:

Some of the Company’s shareholders may hold their shares in more than one account and may receive a separate proxy card for each of those accounts. To ensure that all of your shares are represented at the Special Meeting, we recommend that you vote by following the instructions in each proxy card you receive.

Q:	May I revoke my proxy?

A:

Yes. If you are a shareholder of record of the Company, you can revoke your proxy at any time before it is exercised by: (i) delivering a written revocation notice that is received prior to the Special Meeting to HPS Corporate Lending Fund, 40 West 57th Street, 33rd Floor, New York, NY 10019 Attention: Secretary; (ii) submitting a later-dated proxy that we receive before the conclusion of voting at the Special Meeting; or (iii) participating in the virtual Special Meeting and voting online. If you hold shares of the Company’s common stock through and in the name of a broker, bank, trustee, nominee or other intermediary, you must follow the instructions you receive from them in order to revoke your voting instructions. Simply participating in the virtual Special Meeting does not automatically revoke your proxy. However, if you also vote online at the Special Meeting, your proxy will be revoked.

Q:	What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A:	Shareholders of Record. You are a shareholder of record if at the close of business on the Record Date your shares were registered directly in your name.

Beneficial Owner. You are a beneficial owner if at the close of business on the Record Date your shares were held by a broker, bank, trustee, nominee or other intermediary and not in your name. Being a beneficial owner means that your shares are held in “street name.” As the beneficial owner, you have the right to direct your broker, bank, trustee, nominee or other intermediary how to vote your shares by following the voting instructions that your broker, bank, trustee, nominee or other intermediary provides. If you do not provide your broker, bank, trustee, nominee or other intermediary with instructions on how to vote your shares, your broker, bank, trustee, nominee or other intermediary will not be able to vote your shares with respect to the Proposals (which are each “non-routine” matters being considered by the Company at the Special Meeting).

Q:	What will happen if I do not vote my shares?

A:

Shareholders of Record. If you are the shareholder of record of your shares and you do not vote by proxy card, via telephone or the Internet or during the Special Meeting, your shares will not be voted at the Special Meeting.

Beneficial Owners. Brokers, banks, trustees, nominees and other intermediaries have discretionary authority to vote on “routine” matters, but not on “non-routine” matters. There are no “routine” matters being considered at the Special Meeting. If your shares are held in street name (or “nominee name”) and you do not provide your broker, bank, trustee, nominee or other intermediary who holds such shares of record with specific instructions regarding how to vote on the Proposals, your broker, bank, trustee, nominee or other intermediary will not be permitted to vote your shares at the Special Meeting. Accordingly, uninstructed shares held by a broker, bank, trustee, nominee or other intermediary will not be voted, and such uninstructed shares will not be counted as voted for the New Investment Advisory Agreement Proposal, and will not contribute to the affirmative vote required for approval of the New Investment Advisory Agreement Proposal. Uninstructed shares will not be counted as a vote cast either “for” or “against” the Adjournment Proposal.

Q:	What is the vote required for the Proposals?

A:

Proposal 1: Approval of the New Investment Advisory Agreement. Approval of the New Investment Advisory Agreement Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Company to approve the New Investment Advisory Agreement. Under the 1940 Act, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the shares of the Company present in person (virtually) or represented by proxy at the Special Meeting if the holders of more than 50% of the outstanding shares are present in person (virtually) or represented by proxy at the Special Meeting or (b) more than 50% of the outstanding shares of the Company. Uninstructed shares held by a broker, bank, trustee, nominee or other intermediary will not count as voted for this proposal and will not contribute to the affirmative vote requirement. Abstentions, if any, will also have the effect of a vote cast “AGAINST” this proposal.

Proposal 2: Approval of the Adjournment of the Special Meeting. The affirmative vote of the holders of a majority of the Company’s common stock present in person (virtually) or represented by proxy and entitled to vote on the matter is required to approve the Adjournment Proposal. Uninstructed shares held by a broker, bank, trustee, nominee or other intermediary will not be counted as a vote cast either “for” or “against” this proposal. Abstentions, if any, will have the effect of a vote cast “AGAINST” this proposal.

Q:	How do I find out the results of the voting at the Special Meeting?

A:

Preliminary voting results will be announced at the Special Meeting. Final voting results will be published in a current report on Form 8-K within four business days from the date of the Special Meeting.

Q:	Who should I call if I have any questions?

A:	If you have any questions about the Special Meeting, voting or your ownership of the Company’s common stock, please contact Broadridge toll free at +1 (833) 210-2111.

Purpose of Special Meeting

The shareholders will be asked to vote (i) to approve the New Investment Advisory Agreement between the Company and the Adviser, which will replace the Current Investment Advisory Agreement and will, subject to shareholder approval, become effective at the closing of the Transaction and (ii) to approve a proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies, in the event that there are insufficient votes at the time of the Special Meeting to approve the New Investment Advisory Agreement.

Voting Information

General

THE FIVE (5) MEMBERS OF THE COMPANY’S BOARD, INCLUDING THREE (3) INDEPENDENT TRUSTEES, PRESENT AT THE BOARD MEETING TO CONSIDER THE APPROVAL OF THE NEW

INVESTMENT ADVISORY AGREEMENT UNANIMOUSLY DETERMINED THAT ENTERING INTO THE NEW INVESTMENT ADVISORY AGREEMENT IS IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS, AND UNANIMOUSLY APPROVED THE NEW INVESTMENT ADVISORY AGREEMENT, AND THEREFORE RECOMMEND THAT YOU VOTE “FOR” THE PROPOSAL TO APPROVE THE NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE COMPANY AND THE ADVISER, AND “FOR” THE PROPOSAL TO ADJOURN THE SPECIAL MEETING.

Voting Securities

You may cast one vote for each share of common stock of the Company that you owned as of the Record Date. Shares of the Company’s common stock have equal voting rights as all other shares of the Company’s common stock and are the only class of voting securities outstanding of the Company. As of February 6, 2025, the Company had 370,203,224 shares of common stock outstanding.1

Appraisal Rights

Any shareholder voting against the Proposal will not have appraisal or other similar rights.

Quorum Required

For the Company to conduct business at the Special Meeting, a quorum of shareholders must be present at the Special Meeting. The presence at the Special Meeting, virtually or by proxy, of the holders of a majority of the shares of the Company’s common stock outstanding on the Record Date will constitute a quorum. Abstentions will be treated as shares present for quorum purposes. Shares for which brokers, banks, trustees, nominees or other intermediaries have not received voting instructions from the beneficial owner of the shares and do not have discretionary authority to vote on certain proposals will not be treated as shares present for quorum purposes.

Submitting Voting Instructions for Shares Held Through and in the Name of a Broker, Bank, Trustee, Nominee or Other Intermediary

If you hold your shares of the Company’s common stock through and in the name of a broker, bank, trustee, nominee or other intermediary, the broker, bank, trustee, nominee or other intermediary that holds your shares has discretionary authority to vote them, absent your approval, only as to “routine” matters, but not on “non-routine” matters. There are no “routine” matters being considered at the Special Meeting. As a result, if you hold your shares in street name (or “nominee name”) and do not provide your broker, bank, trustee, nominee or other intermediary who holds such shares of record with specific instructions regarding how to vote on the Proposals, your broker, bank, trustee, nominee or other intermediary will not be permitted to vote your shares at the Special Meeting.

Therefore, for all matters to be voted on at the Special Meeting, the broker, bank, trustee, nominee or other intermediary that holds your shares will need to obtain your authorization to vote those shares. They will vote your shares as you direct, and you must follow the instructions you receive from your broker, bank, trustee, nominee or other intermediary. If you fail to provide voting instructions to your broker, bank, trustee, nominee or other intermediary, those uninstructed shares held by the broker, bank, trustee, nominee or other intermediary

[1]

Represents an estimated common share count as of February 6, 2025 based on the net asset value of $25.59 per share as of December 31, 2024 and $472,973,671 of subscriptions for the February 3, 2025 closing (excluding the estimated February 1, 2025 reinvested shares from the distribution reinvestment plan). The final net asset value per share as of January 31, 2025 and common share count as of February 3, 2025 will be made available on the U.S. Securities and Exchange Commission website at www.sec.gov within 20 business days of the February 3, 2025 closing.

will not be voted. Accordingly, such uninstructed shares will not be counted as voted for the New Investment Advisory Agreement Proposal, and will not contribute to the affirmative vote required for approval of the New Investment Advisory Agreement Proposal. Uninstructed shares will not be counted as a vote cast either “for” or “against” the Adjournment Proposal. If you hold shares of the Company’s common stock through and in the name of a broker, bank, trustee, nominee or other intermediary and want to participate in the virtual Special Meeting, your broker, bank, trustee, nominee or other intermediary will provide you with instructions on how to vote your shares.

Please note that to be sure your vote is counted on the Proposals, you should instruct your broker, bank, trustee, nominee or other intermediary how to vote your shares. If you do not provide voting instructions, votes may not be cast on your behalf with respect to the Proposals.

Authorizing a Proxy for Shares Held in Your Name

If you are a record holder of shares of the Company’s common stock, you may authorize a proxy to vote on your behalf by following the instructions provided on the enclosed proxy card. Authorizing your proxy will not limit your right to participate in the virtual Special Meeting and vote your shares online. A properly completed and submitted proxy will be voted in accordance with your instructions unless you subsequently revoke your instructions. If you authorize a proxy without indicating your voting instructions, the proxyholder will vote your shares according to the Board’s recommendations. Internet and telephone voting procedures are designed to authenticate the shareholder’s identity and to allow shareholders to vote their shares and confirm that their instructions have been properly recorded. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned a proxy card.

Receipt of Multiple Proxy Cards

Some shareholders may hold their shares in more than one account and may receive a separate proxy card for each of those accounts. To ensure that all of your shares are represented at the Special Meeting, we recommend that you vote by following the instructions on each proxy card you receive.

Revoking Your Proxy

If you are a shareholder of record of the Company, you can revoke your proxy at any time before it is exercised by: (i) delivering a written revocation notice that is received prior to the Special Meeting to HPS Corporate Lending Fund, 40 West 57th Street, 33rd Floor, New York, NY 10019 Attention: Secretary; (ii) submitting a later-dated proxy that we receive before the conclusion of voting at the Special Meeting; or (iii) participating in the virtual Special Meeting and voting online. If you hold shares of the Company’s common stock through and in the name of a broker, bank, trustee, nominee or other intermediary, you must follow the instructions you receive from them in order to revoke your voting instructions. Simply participating in the virtual Special Meeting does not automatically revoke your proxy. However, if you also vote online at the Special Meeting, your proxy will be revoked.

Votes Required

Proposal 1: Approval of the New Investment Advisory Agreement. The affirmative vote of a “majority of the outstanding voting securities” of the Company is required to approve the New Investment Advisory Agreement. Under the 1940 Act, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the shares of the Company present in person (virtually) or represented by proxy at the Special Meeting if the holders of more than 50% of the outstanding shares are present in person (virtually) or represented by proxy at the Special Meeting or (b) more than 50% of the outstanding shares of the Company. For the New Investment Advisory Agreement Proposal, uninstructed shares held by a broker, bank, trustee, nominee or other intermediary will not be counted as voted for the New Investment Advisory Agreement Proposal, and will not contribute to the affirmative vote required for approval of the New Investment Advisory Agreement Proposal. Abstentions, if any, will also have the effect of a vote cast “AGAINST” this proposal.

Proposal 2: Approval of the Adjournment of the Special Meeting. The affirmative vote of the holders of a majority of the Company’s common stock present in person (virtually) or represented by proxy and entitled to vote on the matter is required to approve the Adjournment Proposal. Uninstructed shares held by a broker, bank, trustee, nominee or other intermediary will not be counted as a vote cast either “for” or “against” the proposal. Abstentions, if any, will have the effect of a vote cast “AGAINST” this proposal.

Information Regarding This Solicitation

HPS will bear all fees and expenses relating to the Proposals. In addition to mail and e-mail, proxies may be solicited personally, via the Internet or by telephone or facsimile, by regular employees of HPS and its affiliates and/or a paid solicitor. No additional compensation will be paid to such regular employees for such services. HPS has engaged Broadridge to provide certain proxy solicitation services for which it will be paid a fee of approximately $85,000 plus out-of-pocket expenses for such services. You could be contacted by telephone on behalf of the Company and be urged to vote. Broadridge will not attempt to influence how you vote your shares but will only ask that you take the time to cast a vote. HPS will reimburse brokers and other persons holding the Company’s common stock in their names, or in the names of nominees, for their expenses for forwarding proxy materials to underlying principals and beneficial owners and obtaining their proxies. The principal address of HPS is 40 West 57th Street, 33rd Floor, New York, NY 10019.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of February 6, 2025, the beneficial ownership information of each current Trustee of the Company, as well as the Company’s executive officers, each person known to it to beneficially own 5% or more of the outstanding shares of its common stock, and the executive officers and Trustees as a group. Percentage of beneficial ownership is based on 370,203,224 shares of common stock outstanding as of February 6, 2025.2

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and includes voting or investment power with respect to the securities. Based upon the absence of filings with the SEC by persons reporting beneficial ownership of 5% or more of the Company’s common stock, the Company believes there are no such persons.

Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table below has sole voting and investment power over the shares beneficially owned by such beneficial owner. The Trustees are divided into two groups—interested Trustees and independent Trustees. Each interested Trustee is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act. The address of all executive officers and Trustees is HPS Corporate Lending Fund, c/o HPS Investment Partners, LLC, 40 West 57th Street, 33rd Floor New York, NY 10019. The address for HPS Investment Partners, LLC is 40 West 57th Street, 33rd Floor New York, NY 10019.

Name	Type of Ownership	Number of Shares of Common Stock Owned Beneficially	Percentage of Company Common Stock Outstanding
Interested Trustees:
Michael Patterson	Beneficial	199,203	*
Grishma Parekh	Record	19,920	*
Independent Trustees:
Randall Lauer	—	—	—
Robin Melvin	—	—	—
Robert Van Dore	—	—	—
Donna Milia	—	—	—
Executive Officers Who Are Not Trustees:
Robert Busch	—	—	—
Gregory MacCordy	—	—	—
Yoohyun (Kathy) Choi	—	—	—
Tyler Thorn	—	—	—
Other
HPS Investment Partners, LLC	Record	121	*
All officers and Trustees as a Group (10 persons)	—	219,244	*
5% Shareholders	—	—	—

(*)	Less than 1%.

[2]

Represents an estimated common share count as of February 6, 2025 based on the net asset value of $25.59 per share as of December 31, 2024 and $472,973,671 of subscriptions for the February 3, 2025 closing (excluding the estimated February 1, 2025 reinvested shares from the distribution reinvestment plan). The final net asset value per share as of January 31, 2025 and common share count as of February 3, 2025 will be made available on the U.S. Securities and Exchange Commission website at www.sec.gov within 20 business days of the February 3, 2025 closing.

The following table sets forth, as of February 6, 2025, the dollar range of our equity securities that is beneficially owned by each of the current Trustees of the Company.

Name	Dollar Range Name of Equity Securities Beneficially Owned(1)(2)(3)
Interested Trustees:
Michael Patterson	Over $	100,000
Grishma Parekh	Over $	100,000
Independent Trustees:
Randall Lauer		—
Robin Melvin		—
Donna Milia		—
Robert Van Dore		—

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
(2)	The dollar range of equities securities beneficially owned by our Trustees is based on the net asset value of $25.59 per share as of December 31, 2024.
(3)	The dollar range of equity securities beneficially owned are: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000 or over $100,000.

PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF THE ADVISER

The following table sets forth the name, address, and principal occupation(s) of each principal executive officer and director of the Adviser. The address of each principal executive officer and director of the Adviser is c/o HPS Advisors, LLC, 40 West 57th Street, 33rd Floor New York, NY 10019.

Name	Position with the Adviser and / or the Company	Principal Occupation / Interest in Upstream Parent Entities
Scott Kapnick	Chief Executive Officer of the Adviser; Member of the Investment Committee of the Company	Chief Executive Officer and a Governing Partner of HPS

Scot French	Member of the Investment Committee of the Company	A Governing Partner of HPS and the Portfolio Manager of the HPS Strategic Investment Partners Funds

Michael Patterson	Trustee, Chief Executive Officer and Member of the Investment Committee of the Company	A Governing Partner of HPS and the Portfolio Manager for the HPS Specialty Loan Funds and HPS Core Senior Lending Funds

Purnima Puri	Member of the Investment Committee of the Company	A Governing Partner of HPS and the Portfolio Manager for the HPS Liquid Credit strategies

Faith Rosenfeld	Chief Administrative Officer of the Adviser; Member of the Investment Committee of the Company	A Governing Partner and Chief Administrative Officer of HPS

Paul Knollmeyer	Chief Financial Officer and Chief Risk Officer of the Adviser	A Governing Partner and Chief Financial Officer of HPS

Yoohyun (Kathy) Choi	General Counsel of the Adviser; Secretary of the Company	A Governing Partner and General Counsel of HPS

PARENT COMPANY NAME AND BASIS OF CONTROL OF THE ADVISER

The following description sets forth, as of December 3, 2024, the date of the latest Form ADV filing for HPS Advisors, LLC, names and addresses of all parent companies of the Adviser and the basis of control of the Adviser and each parent by its immediate parent.

HPS Investment Partners, LLC is the sole owner of HPS Advisors, LLC. HPS Investment Partners, LLC is ultimately, through various holding companies, held by HPS Group, L.P. The majority of the voting rights at the board of managers of HPS Group, L.P. are held by Scott Kapnick, Michael Patterson and Scot French.

PROPOSAL 1 – APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

Background

The Adviser currently serves as investment adviser to the Company pursuant to the Current Investment Advisory Agreement between the Company and the Adviser dated November 27, 2024. The Current Investment Advisory Agreement was last approved by our Board, including each of the Independent Trustees, on October 21, 2024, in connection with our entry into the Current Investment Advisory Agreement.

Under the Current Investment Advisory Agreement, the Adviser provides overall investment advisory services for the Company including determining the composition of the Company’s portfolio, the nature and timing of the changes to the Company’s portfolio and the manner of implementing such changes in accordance with the Company’s investment objective, policies and restrictions; identifying investment opportunities and making investment decisions for the Company, including negotiating the terms of investments in, and dispositions of, portfolio securities and other instruments on the Company’s behalf; monitoring the Company’s investments; performing due diligence on prospective portfolio companies; exercising voting rights in respect of portfolio securities and other investments for the Company; serving on, and exercising observer rights for, boards of directors and similar committees of the Company’s portfolio companies; negotiating, obtaining and managing financing facilities and other forms of leverage; and providing the Company with such other investment advisory and related services as the Company may, from time to time, reasonably require for the investment of capital. The Adviser receives, as compensation for the services provided, a base management fee and an incentive fee. The management fee is payable monthly in arrears at an annual rate of 1.25% of the Company’s net assets as of the beginning of the first business day of the month. The incentive fee consists of two components that are independent of each other. A portion of the incentive fee is based on the Company’s income, and a portion is based on a percentage of the Company’s capital gains.

The portion based on the Company’s income is based on Pre-Incentive Fee Net Investment Income Returns. “Pre-Incentive Fee Net Investment Income Returns” means, as the context requires, either the dollar value of, or percentage rate of return on the value of the Company’s net assets at the end of the immediate preceding quarter from, interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies) accrued during the calendar quarter, minus the Company’s operating expenses accrued for the quarter (including the management fee, expenses payable under the Administration Agreement, and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred shares, but excluding the incentive fee and any distribution or shareholder servicing fees). Pre-Incentive Fee Net Investment Income Returns include, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with pay-in-kind interest and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-Incentive Fee Net Investment Income Returns do not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. For purposes of computing the Company’s Pre-Incentive Fee Net Investment Income, the calculation methodology looks through total return swaps as if the Company owned the referenced assets directly. Pre-Incentive Fee Net Investment Income Returns, expressed as a rate of return on the value of the Company’s net assets at the end of the immediate preceding quarter, is compared to a “hurdle rate” of return of 1.25% per quarter (5.0% annualized). The Company pays the Adviser an incentive fee quarterly in arrears with respect to the Company’s Pre-Incentive Fee Net Investment Income Returns in each calendar quarter as follows: (i) no incentive fee is paid based on Pre-Incentive Fee Net Investment Income Returns in any calendar quarter in which the Company’s Pre-Incentive Fee Net Investment Income Returns do not exceed the hurdle rate of 1.25%; (ii) 100% of the dollar amount of the Company’s Pre-Incentive Fee Net Investment Income Returns with respect to that portion of such Pre-Incentive Fee Net Investment Income hurdle rate but is less than a rate of return of 1.43% (5.72% annualized). This is referred to as Pre-Incentive Fee Net Investment Income Returns (which exceeds the hurdle rate but is less than 1.43%) as the “catch-up”; and (iii) 12.5% of the dollar Returns, if any, that exceeds the amount of the Company’s Pre-Incentive Fee Net Investment Income Returns, if any, that exceed a rate of return of 1.43% (5.72% annualized).

The second component of the incentive fee, the capital gains incentive fee, is payable at the end of each calendar year in arrears. The amount payable equals 12.5% of cumulative realized capital gains from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fee on capital gains as calculated in accordance with U.S. GAAP. Each year, the fee paid for the capital gains incentive fee is net of the aggregate amount of any previously paid capital gains incentive fee for all prior periods. The fees that are payable under the Current Investment Advisory Agreement for any partial period are appropriately prorated.

Certain affiliates of HPS, the parent company of the Adviser, entered into a Transaction Agreement dated as of December 3, 2024, with BlackRock, pursuant to which BlackRock will acquire 100% of the business and assets of HPS. If the Transaction is consummated, the current leadership team of HPS will become employees of BlackRock and will continue to manage the key strategic direction, operations, and activities of the HPS business, subject to the generally applicable policies of BlackRock. As such, the same HPS personnel currently serving on the investment committee of the Adviser are expected to continue to serve in such functions following the consummation of the Transaction (and any decisions in respect of the composition of such investment committee will be made by the current leadership team of HPS) and will continue to oversee the Company’s investment program.

As a BDC, the Company is subject to the 1940 Act, which provides that any investment advisory agreement must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser.

In accordance with the 1940 Act, however, the Current Investment Advisory Agreement automatically terminates upon its “assignment”. The Company is seeking shareholder approval of the new investment advisory agreement to prevent any disruption in the investment adviser’s ability to provide services to the Company once an “assignment” is deemed to occur. All material terms will remain unchanged from the Current Investment Advisory Agreement, except as otherwise described below (see “Proposal – Approval of New Investment Advisory Agreement – Overview of the New Investment Advisory Agreement” beginning on page 19 of this proxy statement). If approved, the New Investment Advisory Agreement will become effective upon the Closing and would remain effective for two years from the date of its execution and thereafter from year-to-year if approved at least annually by (a) the vote of the Board or a majority of the outstanding voting securities of the Company and (b) the vote of a majority of the Independent Trustees. If the Transaction does not occur, the Adviser will continue to operate the Company pursuant to the Current Investment Advisory Agreement.

The Trustees who attended the Board meeting to consider the approval of the New Investment Advisory Agreement, including each of the Independent Trustees in attendance, have unanimously approved the New Investment Advisory Agreement and believe it to be in the best interests of the Company and its shareholders. The 1940 Act requires that a new investment advisory agreement be approved by both a majority of Independent Trustees and “a majority of the outstanding voting securities,” as such terms are defined under the 1940 Act.

Prior to the in-person meeting of the Board held on January 7, 2025, the Board was provided certain materials furnished separately by HPS and its affiliates regarding both the Current Investment Advisory Agreement and the New Investment Advisory Agreement. The Board discussed whether it would be in the best interests of the Company to approve the New Investment Advisory Agreement, to take effect in connection with the Closing. The five (5) members of the Board, including three (3) Independent Trustees, present at the Board meeting to consider the approval of the New Investment Advisory Agreement unanimously approved and recommended that the New Investment Advisory Agreement be submitted to the Company’s shareholders for approval at the Special Meeting.

The shareholders of the Company are being asked at the Special Meeting to approve the New Investment Advisory Agreement between the Company and the Adviser for an initial term of two years, and thereafter from year-to-year if approved at least annually by (a) the vote of the Board or a majority of the outstanding voting securities of the Company and (b) the vote of a majority of the Independent Trustees. If the Company enters into the New Investment Advisory Agreement upon the Closing, the Current Investment Advisory Agreement would be terminated at such time.

The Board believes that the approval of the New Investment Advisory Agreement is in the best interests of the Company and its shareholders and will benefit the Company. The Company’s investment objective will remain unchanged as a result of the entry into the New Investment Advisory Agreement. Following the completion of the Transaction: (i) the Company’s name will continue to be HPS Corporate Lending Fund; (ii) the Company will continue to be a BDC; and (iii) shareholders of the Company will still own the same amount and type of shares in the Company.

Transaction Agreement

Certain affiliates of HPS, the parent company of the Adviser, entered into a Transaction Agreement with BlackRock, Inc. and certain of its affiliates, which provides that BlackRock will acquire 100% of the business and assets of HPS for 12.1 million SubCo Units (as defined below) (with an announced value of approximately $12 billion), with 100% of the consideration paid in BlackRock equity. This equity will generally be issued by a wholly-owned subsidiary of BlackRock (“SubCo Units”) and will initially be exchangeable on a one-for-one basis into BlackRock common stock. A portion of the consideration will be paid at Closing, and a portion will be deferred approximately five years. Approximately 9.2 million SubCo Units will be paid at Closing. Approximately 2.9 million SubCo Units will be paid in approximately five years, subject to achievement of certain post-closing conditions. There is also potential for additional consideration to be earned of up to 1.6 million SubCo Units that is based on financial performance milestones measured and paid in approximately five years.

The partners of HPS are expected to receive substantial compensation in connection with the Transaction, in the form of their proportionate share of the equity consideration. Employees of HPS, including certain partners, are expected to also be eligible to receive in connection with their position with HPS substantial compensation in the form of an incentive grant program of approximately $675 million in value, which will be paid in restricted stock of BlackRock. The incentive grant program is funded via a portion of the total deal consideration that HPS will receive as part of the Transaction. Michael Patterson, Yoohyun (Kathy) Choi and Grishma Parekh are partners of HPS and Robert Busch and Tyler Thorn are non-partner employees of HPS. None of the Trustees who are Independent Trustees of the Company, which consist of Randall Lauer, Robin Melvin, Robert Van Dore, and Donna Milia, will receive any compensation in connection with the Transaction. Gregory MacCordy is not an HPS employee and will not receive compensation in connection with the Transaction.

The obligation of the parties to complete the Transaction is subject to customary closing conditions, including, without limitation, that the Company’s shareholders have approved the New Investment Advisory Agreement Proposal pursuant to the requirements of the 1940 Act, and the Board has not provided written notice that it intends to terminate the Adviser as the investment adviser to the Company following Closing or reduce the management fee or incentive fee payable to the Adviser; that at least 75% of the members of the Board at Closing are not “interested persons” of the Adviser either immediately prior to or following the Closing; that investment advisory clients representing a sufficient portion of the assets under management of all clients of HPS and its affiliates have provided the requisite consents or approvals for the adoption of new investment advisory agreements and/or the Transaction; and the receipt of certain consents, approvals, and other actions as set forth in the Transaction Agreement.

The Independent Trustees do not have any interest in the Transaction. In considering the recommendation of the Board that shareholders vote “FOR” the proposal to approve the New Investment Advisory Agreement, shareholders should be aware and take into account the fact that the Company’s interested Trustees and officers have interests in the Transaction that are expected to be different from, or in addition to, the interests of shareholders generally and that may create potential conflicts of interest. These interests include, among others, that (i) as a result of the Transaction, all partners of HPS will receive Transaction consideration in stock in connection with the sale of their HPS interests to BlackRock, and (ii) all non-partner employees of HPS will receive incentive grants from the Transaction consideration. The Board was aware of and carefully considered these interests, among other matters, in evaluating the terms and structure of the Transaction and in recommending that shareholders of the Company vote “FOR” the proposal to approve the New Investment Advisory Agreement.

Certain Conditions Under the 1940 Act

Section 15(f) of the 1940 Act provides that when a sale of securities or a controlling interest in an investment adviser to a registered investment company or BDC occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale if two conditions are satisfied:

(1) for three years following the consummation of the transaction, at least seventy-five percent (75%) of the board of the investment company are not “interested persons” of the investment company’s investment adviser or its predecessor investment adviser and (2) during the two years after the transaction, an “unfair burden” must not be imposed on the investment company as a result of the sale of such interest. The Company and the Board expect that the Transaction will comply with the requirements of Section 15(f). The Board has been informed that BlackRock has agreed in the Transaction Agreement not to take or fail to take, and to cause its affiliates not to take or fail to take, in each case to the extent within BlackRock’s control, any action that would have the effect, directly or indirectly, of causing the requirements of any of the provisions of Section 15(f) not to be met in respect of the Transaction from and after the closing of the Transaction. Additionally, the Board has been informed that HPS has agreed in the Transaction Agreement to use its commercially reasonable efforts (acting in its reasonable determination after due inquiry into the status of each applicable Trustee) to cause at least 75% of the members of the Board at the closing of the Transaction not to be “interested persons” of the Adviser immediately prior to or following the close of the Transaction (which shall represent a period of three (3) years after the assignment of the Current Investment Advisory Agreement). In order to ensure compliance with the Section 15(f) safe harbor provisions (as detailed in condition (1) above), Ms. Parekh, a Trustee and an “interested person” of the Adviser, has informed the Board that she intends to resign her position as Trustee effective upon the closing of the Transaction. Following the closing of the Transaction, Ms. Parekh is expected to continue to serve as President of the Company, a member of the Investment Committee of the Company and in her existing roles at HPS and the Adviser. As a result, at least 75% of the members of the Board at the closing of the Transaction will not be interested persons of the Adviser either under the New Investment Advisory Agreement or under the Current Investment Advisory Agreement. If the Transaction does not close, Ms. Parekh will not resign from the Board, and is expected to continue to serve as a Trustee of the Company and in her existing roles at HPS and the Adviser.

Overview of the New Investment Advisory Agreement

A copy of the form of the New Investment Advisory Agreement is attached to this proxy statement as Exhibit A. The following description of the material terms of the New Investment Advisory Agreement is only a summary and is qualified in its entirety by reference to Exhibit A. A copy of the form of the New Investment Advisory Agreement marked to show changes from the Current Investment Advisory Agreement is attached to this proxy statement as Exhibit B.

Differences Between the Current Investment Advisory Agreement and the New Investment Advisory Agreement

The New Investment Advisory Agreement is substantively identical in all respects to the Current Investment Advisory Agreement, except for (i) the date thereof, (ii) the initial term of two years, instead of one year, and (iii) the Fee Provision (see “Proposal – Approval of New Investment Advisory Agreement – Overview of the New Investment Advisory Agreement – Advisory Fees” beginning on page 20 of the proxy statement).

Management Services

The Adviser is registered as an investment adviser under the Advisers Act. If the New Investment Advisory Agreement is approved by the shareholders of the Company, upon the Closing and subject to the overall supervision of the Board, the Adviser will continue to manage the day-to-day operations of the Company and provide the Company with the same services as provided under the Current Investment Advisory Agreement.

The Adviser’s services under the New Investment Advisory Agreement will not be exclusive and the Adviser will generally be free to furnish similar services to other entities so long as its services to the Company are not impaired.

Advisory Fees

There is no proposed change in the management fees payable by the Company to the Adviser for investment advisory services under the New Investment Advisory Agreement. The Company will continue to pay the Adviser a base management fee and an incentive fee on income and capital gains at the same rates. For the period January 1, 2024 through December 31, 2024, the Company incurred $213,535,883 of expenses under the Current Investment Advisory Agreement. The cost of both the base management fee payable to the Adviser and any incentive fees earned by the Adviser will ultimately be borne by the Company’s shareholders. However, a “Fee Provision” was added in order to prevent early payment of advisory fees under the termination provisions of the Current Investment Advisory Agreement. Under the Fee Provision, the New Investment Advisory Agreement will (i) provide for payment of all management and incentive fees for the respective monthly, quarterly, and annual periods for the full applicable period, including portions of that period that may have occurred before the effective date of the New Investment Advisory Agreement; and (ii) in consideration for these payments, require the Adviser to waive all fees it may have been due for the same periods under the Current Investment Advisory Agreement. Effectively, this will result in shareholders paying fees at the same time and in the same amount as if the Current Investment Advisory Agreement was not terminated by the Closing of the Transaction. This will have the effect of treating fees payable by the Company to the Adviser as if the Current Investment Advisory Agreement had simply been continued, rather than forcing the Company to calculate and pay fees to the Adviser on an accelerated basis due to the termination provisions of the Current Investment Advisory Agreement. The arrangement described above will only affect the management and incentive fees due in the periods prior to and following the Closing, and such fees will not otherwise be modified in the New Investment Advisory Agreement. This arrangement will not result in higher fees payable by the Company than would have been payable were the Current Investment Advisory Agreement to have continued for the same period.

Duration and Termination

If the Company’s shareholders approve the New Investment Advisory Agreement, unless earlier terminated as described below, the New Investment Advisory Agreement will become effective at Closing and remain in effect for two years from the date of its execution and thereafter from year-to-year if approved at least annually by (a) the vote of the Board or a majority of the outstanding voting securities of the Company and (b) the vote of a majority of the Independent Trustees. The New Investment Advisory Agreement will automatically terminate in the event of its “assignment” as such term is defined under the 1940 Act. The New Investment Advisory Agreement may be terminated by the Company without penalty, upon 60 days’ written notice to the Adviser, by the vote of a majority of the outstanding voting securities of the Company, or by the vote of the Company’s Trustees, and may be terminated by the Adviser without penalty, upon 120 days’ written notice to the Company.

Indemnification

The indemnification provisions under the Current and New Investment Advisory Agreements are currently identical. The New Investment Advisory Agreement, like the Current Investment Advisory Agreement, provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Company in connection with the matters to which the New Investment Advisory Agreement relate, provided that the Adviser shall not be protected against any liability to the Company or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, misconduct, negligence, or gross negligence on its part in the performance of its duties or by reason of the reckless disregard of its duties and obligations, or by reason of the Adviser’s violation of the fiduciary duty owed by the Adviser to the Company and its shareholders (“disabling conduct”). The New Investment Advisory Agreement, like the Current Investment Advisory Agreement, provides that, absent disabling conduct, each of the Adviser and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it (each an “Indemnified Party” and collectively, the “Indemnified Parties”) will be entitled to indemnification and be held harmless from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser’s services under the New Investment Advisory Agreement or otherwise as adviser for the Company. In addition, the Indemnified Parties will not be liable under the respective Investment Advisory Agreement or otherwise for any loss due to the mistake, action, inaction, negligence, dishonesty, fraud or bad faith of any broker or other agent; provided, that such broker or other agent shall have been selected, engaged or retained and monitored by the Adviser in good faith, unless such action or inaction was made by reason of disabling conduct, or in the case of a criminal action or proceeding, where the Adviser had reasonable cause to believe its conduct was unlawful. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before which the proceeding was brought that the Indemnified Party was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Indemnified Party was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of Trustees of the Company who are Independent Trustees and not party to the proceeding or (b) an independent legal counsel in a written opinion.

Finally, under both the Current and the New Investment Advisory Agreement, the Company will not provide for indemnification of an Indemnified Party for any liability or loss suffered by such Indemnified Party, nor will the Company provide that an Indemnified Party be held harmless for any loss or liability suffered by us, unless:

(1)	the Company has determined, in good faith, that the course of conduct that caused the loss or liability was in the Company’s best interest;

(2)	the Company has determined, in good faith, that the Indemnified Party was acting on our behalf or performing services for the Company;

(3)

the Company has determined, in good faith, that such liability or loss was not the result of (A) negligence or misconduct, in the case that the Indemnified Party is the Adviser or an affiliate of the Adviser or (B) gross negligence or willful misconduct in the case that the Indemnified Party is a Trustee who is not also an officer of the Company or the Adviser or an affiliate of the Adviser; and

(4)	such indemnification or agreement to hold harmless is recoverable only out of the Company’s net assets and not from the Company’s shareholders.

Furthermore, under both Investment Advisory Agreements, an Indemnified Party will not be indemnified for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met:

(1)	there has been a successful adjudication on the merits of each count involving alleged material securities law violations as to the Indemnified Party;

(2)	such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the Indemnified Party; or

(3)

a court of competent jurisdiction approves a settlement of the claims against the Indemnified Party and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which the Company’s common shares were offered or sold as to indemnification for violations of securities laws.

Under both Investment Advisory Agreements, the Company may pay or reimburse reasonable legal expenses and other costs incurred by the Indemnified Party in advance of final disposition of a proceeding only if all of the following are satisfied:

(1)	the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Company;

(2)

the Indemnified Party provides the Company with written affirmation of such Indemnified Party’s good faith belief that the Indemnified Party has met the standard of conduct necessary for indemnification by the Company;

(3)

the legal proceeding was initiated by a third party who is not a Company shareholder, or, if by a Company shareholder acting in his or her capacity as such, a court of competent jurisdiction approves such advancement; and

(4)

the Indemnified Party provides the Company with a written agreement to repay the amount paid or reimbursed by the Company, together with the applicable legal rate of interest thereon, if it is ultimately determined that the Indemnified Party did not comply with the requisite standard of conduct and is not entitled to indemnification.

Administrative and Managing Dealer Services

The Current Administration Agreement will be terminated as a result of the Transaction. The Board has approved a new administration agreement that has the same terms as the current agreement to be effective at the time of the close of the Transaction. Similarly, the Current Managing Dealer Agreement will be terminated as a result of the Transaction. The Board has approved a new managing dealer agreement that has the same terms as the current agreement to be effective at the time of the close of the Transaction. If the Transaction does not close, the current agreements will remain in effect.

Current and New Administration Agreement

The Board discussed the Current Administration Agreement in place for the Company with the Administrator, pursuant to which the Company is externally administered and, the Administrator performs (or oversees, or arranges for, the performance of) the administrative and compliance services necessary for the operation of the Company, including, but not limited to, maintaining financial records, filing of the Company’s tax returns, overseeing the calculation of the Company’s net asset value, compliance monitoring (including diligence and oversight of the Company’s other service providers), preparing reports to the Company’s shareholders and reports filed with the SEC and other regulators, preparing materials and coordinating meetings of the Board, managing the payment of expenses, the payment and receipt of funds for investments and the performance of administrative and professional services rendered by others, providing office space, equipment and office services, and such other services as the Administrator, subject to review by the Board, shall from time to time determine to be necessary or useful to perform its obligations under this Agreement. The Administrator also, on behalf of the Company, conducts relations with sub-administrators, custodians, depositories, depositaries, transfer agents, escrow agents, dividend disbursing agents, other shareholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable in fulfilling its administrative duties.

Payments under the Current Administration Agreement are equal to an amount that reimburses the Administrator for its costs and expenses incurred in performing its obligations under the Current Administration Agreement and providing personnel and facilities. The Current Administration Agreement may be terminated by either party without penalty upon 120 days’ written notice to the other party.

For the avoidance of doubt, the Company reimburses the Administrator for the costs and expenses incurred by the Administrator in performing its obligations under the Current Administration Agreement. Such reimbursement includes the Company’s allocable portion of compensation (including salaries, bonuses and benefits), overhead (including rent, office equipment and utilities) and other expenses incurred by the Administrator in performing its administrative obligations under the Current Administration Agreement, including but not limited to: (i) the Company’s chief compliance officer, chief financial officer and their respective staffs; (ii) investor relations, legal, operations and other non-investment professionals at the Administrator that perform duties for the Company; and (iii) any internal audit group personnel of HPS or any of its affiliates, subject to the limitations described in the Current Investment Advisory Agreement and Current Administration Agreement. In addition, pursuant to the terms of the Current Administration Agreement, the Administrator may delegate its obligations under the Current Administration Agreement to an affiliate or to a third party and the Company will reimburse the Administrator for any services performed for the Company by such affiliate or third party. The Administrator entered into a sub-administration agreement with Harmonic Fund Services (“Harmonic”), pursuant to which Harmonic provides for certain administrative and professional services. The Company bears all of the costs and expenses of any sub-administration agreements that the Administrator enters into. Our Board will review the fees payable under the Current Administration Agreement to determine that these fees are reasonable and comparable to administrative services charged by unaffiliated third parties.

For the period January 1, 2024 through December 31, 2024, the Company incurred $4,476,950 of expenses under the Current Administration Agreement.

If the New Investment Advisory Agreement is approved by the Company’s shareholders and becomes effective, the Administrator will continue to provide administrative services to the Company under the new administration agreement. The terms of the new administration agreement will be the same as under the Current Administration Agreement other than the date and related updating regarding ministerial changes, and does not reflect any substantive modifications.

Information about Executive Officers and Leadership

Upon the Closing, the current leadership team of HPS will become employees of BlackRock and will continue to manage the key strategic direction, operations, and activities of the HPS business, subject to the generally applicable policies of BlackRock. As such, the same HPS personnel currently serving on the investment committee of the Adviser are expected to continue to serve in such functions following the consummation of the Transaction (and any decisions in respect of the composition of such investment committee will be made by the current leadership team of HPS) and will continue to oversee the Company’s investment program.

Board Approval of the New Investment Advisory Agreement

The Board met in person with the Adviser to consider the New Investment Advisory Agreement on January 7, 2025. At the in-person meeting of the Board held on January 7, 2025, the five (5) members of the Board, including three (3) Independent Trustees, present at the Board meeting to consider the approval of the New Investment Advisory Agreement unanimously approved the New Investment Advisory Agreement. The Independent Trustees met separately with counsel to the Company in connection with their review of the New Investment Advisory Agreement and the Transaction. In reaching its decision to approve the New Investment Advisory Agreement, the Board, including each of the Independent Trustees in attendance, reviewed a significant amount of information, which had been furnished by the Adviser at the request of counsel to the Company, on behalf of the Trustees. In reaching a decision to approve the New Investment Advisory Agreement, the Board considered, among other things:

•	the nature, extent and quality of services to be performed by the Adviser;

•

the investment performance of the Company, unaffiliated funds with similar investment objectives, and other funds managed by the Adviser and/or its affiliates with a similar investment objective to the Company;

•	the expected costs of services to be provided and the anticipated profits to be realized by the Adviser and/or its affiliates from their relationship with the Company;

•	the possible economies of scale that would be realized due to the Company’s growth;

•	whether fee levels reflect such economies of scale for the benefit of investors;

•

comparisons of services to be rendered to and fees to be paid by the Company with the services provided by and the fees paid to other investment advisers with respect to peer funds and the services provided to and the fees paid by other HPS clients; and

•

whether consummation of the Transaction would have any impact on the above considerations. The Board also noted that the New Investment Advisory Agreement would retain the existing fee structure under the Current Investment Advisory Agreement and that no terms would change in the New Investment Advisory Agreement other than the date, related updating, and as discussed herein.

Nature, Extent and Quality of Services to be Provided

The Board considered the Adviser’s specific responsibilities in all aspects of day-to-day investment management of the Company, including providing rigorous fundamental analysis and due diligence on investment opportunities, active portfolio monitoring, risk management, global sourcing of investment opportunities and managerial assistance, monitoring adherence to the Company’s investment restrictions and monitoring compliance with various Company policies and procedures and with applicable securities laws and regulations. The Board noted that the services to be provided under the New Investment Advisory Agreement are identical to those services provided by the Adviser under the Current Investment Advisory Agreement. The Board also noted HPS’s statements that the consummation of the Transaction is not expected to have any material impact on the services that the Adviser provides.

In considering the nature, extent and quality of the investment management services to be provided by the Adviser, the Board noted that it had previously reviewed the written responses of the Adviser to inquiries from counsel to the Company on behalf of the Trustees, which included, among other things, information about the background and experience of its management and investment professionals.

The Board noted that HPS is a leading global alternative asset manager with more than $148 billion of total assets under management as of September 30, 2024. The Board further discussed the scale of HPS’s operations, which includes approximately 250 investment professionals and over 750 total employees, who operate from fourteen offices globally as of September 30, 2024. The Board also noted that, since HPS’s formation, and as of September 30, 2024, HPS has committed more than $111 billion in direct lending investments globally, across more than 675 distinct direct lending investments.3 The Board noted that there were no expected plans to materially alter the composition of the HPS investment team as a result of the Transaction.

The Board observed that management of the Company’s investment portfolio will continue to be undertaken by the HPS Direct Lending team under the oversight of the Investment Committee.

[3]

Based on the total face value committed to private credit investments that are part of the Specialty Direct Lending strategy, Core Senior Lending strategy, and any additional private credit investments made by one or more business development companies, private credit CLOs, separately managed funds or accounts, or private credit-focused joint ventures, excluding investments that are solely part of the Strategic Investment Partners, Special Situations Opportunities (private special situations investments), High Grade Corporate-Focused, High Grade Asset-Based, Real Estate, Asset Value, or Sustainability & Energy Transition strategies. Includes follow-on investments to existing borrowers.

The Board noted that the HPS Direct Lending team is led by Michael Patterson and is comprised of 163 investment professionals, including 53 dedicated direct lending professionals and 110 regionally-, industry- or functionally focused professionals that support both the direct lending and the HPS Strategic Investment Partners (mezzanine) strategies. The team has significant experience in sourcing, executing, managing, and monetizing investments across senior secured lending, liquid credit investing, distressed investing, mezzanine and private equity. The majority of the 53 dedicated Direct Lending investment professionals are generalists, which allows HPS to maintain a wide sourcing funnel and dynamically approach the market. 35 regionally focused investment professionals across North America, Europe and Australia provide local market knowledge, infrastructure and relationships that enhance the Company’s global sourcing capabilities. Additionally, 53 industry-focused investment professionals enable HPS to conduct deep diligence in certain sectors where it believes domain expertise is a differentiating factor (e.g., real estate), while also further enhancing the HPS’s sourcing capabilities.

The Investment Committee is comprised of a combination of the founding partners of HPS and senior members of the HPS Direct Lending team. The Investment Committee includes Michael Patterson, Scott Kapnick, Scot French, Purnima Puri, Faith Rosenfeld, Colbert Cannon, Michael Fenstermacher, Jeffrey Fitts, Vikas Keswani, and Grishma Parekh. The Board noted that there are no expected changes to the Company’s Investment Committee as a result of the Transaction. Michael Patterson will continue to act as the lead portfolio manager of the Company. Colbert Cannon, Michael Fenstermacher, Jeffrey Fitts, Vikas Keswani, and Grishma Parekh are expected to continue to have the most significant responsibility for assisting Mr. Patterson with the day-to-day management of the Company’s portfolio.

Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Company by the Adviser, which would continue under the New Investment Advisory Agreement.

Investment Performance of the Adviser

The Board discussed the investment performance of the Company compared to a peer group of comparable BDCs and other affiliated funds. The Board noted that the Company had generally outperformed its peer group with respect to inception-to-date annualized total return as of November 30, 2024.

Comparison of the Management Fee, Incentive Fee and Expense Ratio to Other BDCs

The Board reviewed and considered comparative data with respect to the expense ratios and the amount and structure of the expenses paid by the Company’s BDC peer group. The Board noted that the fee structure under the Current Investment Advisory Agreement would remain in place, except as otherwise discussed herein. They observed that the Company’s base management fee, incentive fees and hurdle rate are approximately at the median of the Company’s BDC peer group. The Board also noted that the Company’s general and administrative expenses as a percentage of net asset value are slightly lower than its BDC peer group average.

The Board also noted the current fee structures for HPS’s and the Adviser’s other accounts and funds with strategies that most closely resemble the Company’s present investment strategy. The Board noted that HPS acts as an adviser to two other funds with substantially similar investment objectives, HPS Core Senior Lending Fund (PB) L.P. and HPS Core Senior Lending Fund (PB) II L.P., both of which are privately offered drawdown funds. The Board observed that the Company’s advisory fee structure has a higher management fee and a lower incentive fee than these funds because these funds have a draw down structure and carry higher levels of leverage on average than the Company. They also noted that the Company has a lower general and administrative expense ratio compared to these funds.

Based on the information reviewed and the considerations detailed above, the Board, including each of the Independent Trustees in attendance, concluded that the fee and expense structure is fair and reasonable in relation to the services provided by the Adviser, which would continue under the New Investment Advisory Agreement.

Profitability of the Investment Advisory Agreement to the Adviser

The Board considered the profitability of the Adviser’s relationship with the Company. The Board discussed the Adviser’s expenses related to fulfilling its obligations pursuant to the Current Investment Advisory Agreement and noted that such expenses were not expected to change materially under the New Investment Advisory Agreement. The Board determined that the Adviser’s profitability with respect to the Company was reasonable in relation to the services provided.

Economies of Scale

The Board noted that the Adviser believes the Company has achieved economies of scale with respect to professional fees and other general and administrative expenses. The Board also noted that the Company benefits from economies of scale with respect to investment sourcing and management by virtue of the Adviser and its relationship with HPS. The Board also noted that there are currently no breakpoints in the fee schedule, which is a standard model for co-mingled, non-traded private credit BDC vehicles. The Board noted that the fee structure under the New Investment Advisory Agreement would be the same as under the Current Investment Advisory Agreement (except as otherwise discussed herein). Furthermore, the Board noted that, to the extent the assets of the Company meaningfully exceed projected volumes, HPS will continue to assess the appropriateness of providing economies of scale with respect to fees.

The Transaction

The Board also received substantial information about BlackRock, including information about its business and resources. The Board was satisfied that the Transaction would not result in any adverse consequences for the Company. In that regard, the Board noted statements from HPS that the consummation of the Transaction was not expected to result in any material changes to the services the Adviser provides to the Company, or the personnel providing those services.

Conclusion

No single factor was determinative of the decision of the five (5) members of the Board, including three (3) Independent Trustees, present at the Board meeting to consider the approval of the New Investment Advisory Agreement and individual Trustees may have weighed certain factors differently. Throughout the process, the Independent Trustees were advised by counsel to the Company. Following this process, the Trustees who attended the Board meeting to consider the approval, including each of the Independent Trustees in attendance, unanimously voted to approve the New Investment Advisory Agreement and to recommend its submission to shareholders for their approval.

Required Vote

The affirmative vote of a “majority of the outstanding voting securities” of the Company is required to approve the New Investment Advisory Agreement. Under the 1940 Act, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the shares of the Company present in person (virtually) or represented by proxy at the Special Meeting if the holders of more than 50% of the outstanding shares are present in person (virtually) or represented by proxy at the Special Meeting or (b) more than 50% of the outstanding shares of the Company. Uninstructed shares held by a broker, bank, trustee, nominee or other intermediary will not be counted as voted, and will not contribute to the affirmative vote requirement. They will therefore have the effect of a vote cast “AGAINST” the proposal. Abstentions, if any, will also have the effect of a vote cast “AGAINST” this proposal. THE FIVE (5) MEMBERS OF THE BOARD, INCLUDING THREE (3) INDEPENDENT TRUSTEES, PRESENT AT THE BOARD MEETING TO CONSIDER THE

APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT UNANIMOUSLY DETERMINED THAT ENTERING INTO THE NEW INVESTMENT ADVISORY AGREEMENT IS IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS, AND UNANIMOUSLY APPROVED THE NEW INVESTMENT ADVISORY AGREEMENT, AND THEREFORE RECOMMEND THAT YOU VOTE “FOR” THE APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT.

PROPOSAL 2 – APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING

Overview

We are asking the Company’s shareholders to approve the Adjournment Proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the New Investment Advisory Agreement Proposal. If the Company’s shareholders approve the Adjournment Proposal, we could adjourn the Special Meeting and any subsequent, adjourned meeting of the Company’s shareholders and use the additional time to solicit required proxies, including proxies from shareholders who previously may have returned properly executed proxies voting against the New Investment Advisory Agreement Proposal. Among other things, approval of the Adjournment Proposal could mean that, even if we receive proxies in connection with the Special Meeting that represent a sufficient number of votes against the New Investment Advisory Agreement Proposal that it would be rejected, we could adjourn the Special Meeting without a vote on the New Investment Advisory Agreement Proposal and seek to convince the shareholders who provided such proxies to change their votes to votes in favor of the New Investment Advisory Agreement Proposal. Additionally, the presiding chairman of the Special Meeting may adjourn the Special Meeting in his or her discretion under the terms of the Company’s bylaws.

Vote Required

The affirmative vote of a majority of the outstanding voting securities of the Company shareholders entitled to vote at the Special Meeting, present in person (virtually) or by proxy, is required to approve the Adjournment Proposal. Uninstructed shares held by a broker, bank, trustee, nominee or other intermediary will not be counted as a vote cast either “for” or “against” the proposal. Abstentions, if any, will have the effect of a vote cast “AGAINST” this proposal.

THE FIVE (5) MEMBERS OF THE BOARD, INCLUDING THREE (3) INDEPENDENT TRUSTEES, PRESENT AT THE BOARD MEETING TO CONSIDER THE APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT UNANIMOUSLY APPROVED AND RECOMMEND THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

OTHER MATTERS

Shareholder Proposals

Any shareholder proposals submitted pursuant to the SEC’s Rule 14a-8 for inclusion in the Company’s proxy statement and form of proxy for the 2025 annual meeting of shareholders must be received a reasonable period prior to the 2025 annual meeting, as described below. The 2025 annual meeting is currently expected to be held in October 2025, but the exact date, time and location, if any, of the meeting have yet to be determined. Any proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal should be mailed to: HPS Corporate Lending Fund, 40 West 57th Street, 33rd Floor, New York, NY 10019 Attention: Secretary.

With respect to shareholder proposals or director nominations for the Company to be presented at the 2025 annual meeting of shareholders other than shareholder proposals submitted pursuant to the SEC’s Rule 14a-8, the shareholder must have given timely notice thereof in writing to the secretary of the Company and such other business must otherwise be a proper matter for action by the shareholders. To be timely, a shareholder’s notice shall be delivered to the secretary at the principal executive office of the Company not less than one hundred twenty (120) days nor more than one hundred fifty (150) days prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting; provided, however, that in the event that the date of the mailing of the notice for the annual meeting is advanced or delayed by more than thirty (30) days from the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting, notice by the shareholder to be timely must be so delivered not earlier than the close of business on the one hundred fiftieth (150th) day prior to the date of mailing of the notice for such annual meeting and not later than the close of business on the later of the one hundred twentieth (120th) day prior to the date of mailing of the notice for such annual meeting or the tenth (10th) day following the day on which public announcement of the date of mailing of the notice for such meeting is first made. In no event shall the public announcement of a postponement or adjournment of an annual meeting commence a new time period for the giving of a shareholder’s notice as described above. For the 2025 annual meeting of shareholders, the Company must receive such proposals and nominations no earlier than the close of business on the one hundred fiftieth (150th) day prior to the date of mailing of the notice for the 2025 annual meeting and not later than the close of business on the later of the one hundred twentieth (120th) day prior to the date of mailing of the notice for the 2025 annual meeting or the tenth (10th) day following the day on which public announcement of the date of mailing of the notice for the 2025 annual meeting is first made.

Proposals and nominations must also comply with the other requirements contained in the Company’s bylaws, including supporting documentation and other information and representations. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the meeting unless certain securities law requirements are met. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

The Company’s audit committee has established guidelines and procedures regarding the receipt, retention and treatment of comments regarding financial statement disclosures, accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Interested parties may contact the Company’s chief compliance officer or the Chair of the Company’s Audit Committee regarding Accounting Matters in writing at the address of the Company.

Other Business

The Company’s Board does not presently intend to bring any other business before the Special Meeting. As to any other business that may properly come before the Special Meeting, however, proxies will be voted in respect thereof in accordance with the discretion of the proxyholders.

Whether or not you expect to participate in the virtual Special Meeting, please follow the instructions on the enclosed proxy card to vote via the Internet or telephone, or sign, date and return the enclosed proxy card in the postage-paid envelope provided so that you may be represented at the virtual Special Meeting. The virtual Special Meeting will be a completely virtual meeting of shareholders and will be conducted exclusively by webcast. To participate in the virtual Special Meeting, visit www.virtualshareholdermeeting.com/HLEND2025SM and enter the 16-digit control number included on the proxy card you received. Online check-in will begin at 1:45 p.m., Eastern Time. Check in time is fifteen (15) minutes prior to the meeting start time. Please allow time for online check-in procedures. For questions regarding the virtual Special Meeting and voting, please contact Broadridge at +1 (833) 210-2111.

Delivery of Proxy Materials

Please note that only one copy of this proxy statement, the accompanying Notice of Special Meeting of Shareholders, and proxy card may be delivered to two or more shareholders of record of the Company who share an address unless we have received contrary instructions from one or more of such shareholders. We will deliver promptly, upon request, a separate copy of any of these documents to shareholders of record of the Company at a shared address to which a single copy of such document(s) was delivered. Shareholders who wish to receive a separate copy of any of these documents, or to receive a single copy of such documents if multiple copies were delivered, now or in the future, should submit their request by contacting Broadridge at +1 (833) 210-2111.

Available Information

The Company files periodic reports, current reports, proxy statements and other information with the SEC. This information is available at the SEC’s public reference room at 100 F Street, NE, Washington, D.C. 20549 and on the SEC’s website at www.sec.gov. The public may obtain information on the operation of the SEC’s public reference room by calling the SEC at (202) 551-8090. This information, including the Company’s most recent Annual Report on Form 10-K, is also available free of charge on our website at https://www.hlend.com or by writing to HPS Corporate Lending Fund, 40 West 57th Street, 33rd Floor, New York, NY 10019 Attention: Secretary. The information on our website is not incorporated by reference into this proxy statement.

Exhibit A

INVESTMENT ADVISORY AGREEMENT

This Investment Advisory Agreement, dated and effective as of [ ] (this “Agreement”), is made by and between HPS Corporate Lending Fund, a Delaware statutory trust (herein refereed to as the “Fund”), and HPS Advisors, LLC, a Delaware limited liability company (herein referred to as the “Adviser”).

1. Appointment of Adviser. The Adviser hereby undertakes and agrees, upon the terms and conditions herein set forth, to provide overall investment advisory services for the Fund and in connection therewith to, in accordance with the Fund’s investment objective, policies and restrictions as in effect from time to time:

(a) determining the composition of the Fund’s portfolio, the nature and timing of the changes to the Fund’s portfolio and the manner of implementing such changes in accordance with the Fund’s investment objective, policies and restrictions;

(b) identifying investment opportunities and making investment decisions for the Fund, including negotiating the terms of investments in, and dispositions of, portfolio securities and other instruments on the Fund’s behalf;

(c) monitoring the Fund’s investments;

(d) performing due diligence on prospective portfolio companies;

(e) exercising voting rights in respect of portfolio securities and other investments for the Fund;

(f) serving on, and exercising observer rights for, boards of directors and similar committees of the Fund’s portfolio companies;

(g) negotiating, obtaining and managing financing facilities and other forms of leverage; and

(h) providing the Fund with such other investment advisory and related services as the Fund may, from time to time, reasonably require for the investment of capital, which may include, without limitation:

(i) making, in consultation with the Fund’s board of trustees (the “Board of Trustees”), investment strategy decisions for the Fund;

(ii) serving as the Fund’s valuation designee pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the “1940 Act”) and reasonably assisting the Fund’s other service providers with the valuation of the Fund’s assets;

(iii) directing investment professionals of the Adviser or non-investment professionals of HPS, in its capacity as the Fund’s administrator (in such capacity, the “Administrator”), to provide managerial assistance to portfolio companies of the Fund as requested by the Fund, from time to time; and

(iv) exercising voting rights in respect of the Fund’s portfolio securities and other investments.

(v) The Adviser shall, upon request by an official or agency administering the securities laws of a state (a “State Administrator”), submit to such State Administrator the reports and statements required to be distributed to the Fund’s shareholders pursuant to this Agreement, any registration statement filed with the SEC and applicable federal and state law.

The Adviser has a fiduciary responsibility and duty to the Fund for the safekeeping and use of all the funds and assets of the Fund, whether or not in the Adviser’s immediate possession or control. The Adviser shall not employ, or permit another to employ, such funds or assets except for the exclusive benefit of the Fund. The Adviser shall not contract away any fiduciary obligation owed by the Adviser to the Fund’s shareholders under common law.

Subject to the supervision of the Board of Trustees, the Adviser shall have the power and authority on behalf of the Fund to effectuate its investment decisions for the Fund, including the execution and delivery of all documents relating to the Fund’s investments, the placing of orders for other purchase or sale transactions on behalf of the Fund and causing the Fund to pay investment-related expenses. In the event that the Fund determines to acquire debt financing, the Adviser will arrange for such financing on the Fund’s behalf. If it is necessary or appropriate for the Adviser to make investments on behalf of the Fund through a special purpose vehicle, the Adviser shall have authority to create or arrange for the creation of such special purpose vehicle and to make such investments through such special purpose vehicle (in accordance with the 1940 Act).

Subject to the prior approval of a majority of the Board of Trustees, including a majority of the Board of Trustees who are not “interested persons” of the Fund and, to the extent required by the 1940 Act and the rules and regulations thereunder, subject to any applicable guidance or interpretation of the Securities and Exchange Commission (“SEC”) or its staff, by the shareholders of the Fund, as applicable, the Adviser may, from time to time, delegate to a sub-adviser or other service provider any of the Adviser’s duties under this Agreement, including the management of all or a portion of the assets being managed. The Fund acknowledges that the Adviser makes no warranty that any investments made by the Adviser hereunder will not depreciate in value or at any time not be affected by adverse tax consequences, nor does it give any warranty as to the performance or profitability of the assets or the success of any investment strategy recommended or used by the Adviser.

2. Expenses. In connection herewith, the Adviser agrees to maintain personnel within its organization to furnish the above services to the Fund. The Adviser shall bear all expenses arising out of its duties hereunder, except as provided in this Section 2.

Except as specifically provided below and above in Section 1 hereof, the Fund anticipates that all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory services to the Fund, and the base compensation, bonus and benefits, and the routine overhead expenses, of such personnel allocable to such services, will be provided and paid for by the Adviser. The Fund will bear all other costs and expenses of the Fund’s operations, administration and transactions, including, but not limited to:

(a) investment advisory fees, including management fees and incentive fees, paid to the Adviser pursuant to this Agreement;

(b) the Fund’s allocable portion of compensation, overhead (including rent, office equipment and utilities) and other expenses incurred by the Administrator in performing its administrative obligations under the administration agreement between the Fund and the Administrator (the “Administration Agreement”), including but not limited to: (i) the Fund’s chief compliance officer, chief financial officer and their respective staffs; (ii) investor relations, legal, operations and other non-investment professionals at the Administrator that perform duties for the Fund; and (iii) any internal audit group personnel of HPS or any of its affiliates; and

(c) all other expenses of the Fund’s operations, administrations and transactions including, without limitation, those relating to:

(i) organization and offering expenses associated with this offering (including legal, accounting, printing, mailing, subscription processing and filing fees and expenses and other offering expenses, including costs associated with technology integration between the Fund’s systems and those of participating broker-dealers, reasonable bona fide due diligence expenses of participating broker-dealers supported by detailed and itemized invoices, costs in connection with preparing sales materials and other marketing expenses, design and website expenses, fees and expenses of the Fund’s escrow agent and transfer agent, fees to attend retail seminars sponsored by participating broker-dealers and costs, expenses and reimbursements for travel, meals, accommodations, entertainment and other similar expenses related to meetings or events with prospective investors, broker-dealers, registered investment advisors or financial or other advisors, but excluding the shareholder servicing fee);

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(ii) all taxes, fees, costs, and expenses, retainers and/or other payments of accountants, legal counsel, advisors (including tax advisors), administrators, auditors (including with respect to any additional auditing required under The Directive 2011/61/EU of the European Parliament and of the Council of 8 June 2011 on Alternative Investment Fund Managers and any applicable legislation implemented by an EEA Member state in connection with such Directive (the “AIFMD”), investment bankers, administrative agents, paying agents, depositaries, custodians, trustees, sub-custodians, consultants (including individuals consulted through expert network consulting firms), engineers, senior advisors, industry experts, operating partners, deal sourcers (including personnel dedicated to but not employed by the Administrator or its affiliates in the credit-focused business of HPS), and other professionals (including, for the avoidance of doubt, the costs and charges allocable with respect to the provision of internal legal, tax, accounting, technology or other services and professionals related thereto (including secondees and temporary personnel or consultants that may be engaged on short- or long-term arrangements) as deemed appropriate by the Administrator, with the oversight of the Board of Trustees, where such internal personnel perform services that would be paid by the Fund if outside service providers provided the same services); fees, costs, and expenses herein include (x) costs, expenses and fees for hours spent by its in-house attorneys and tax advisors that provide transactional legal advice and/or services to the Fund or its portfolio companies on matters related to potential or actual investments and transactions and the ongoing operations of the Fund and (y) expenses and fees to provide administrative and accounting services to the Fund or its portfolio companies, and expenses, charges and/or related costs incurred directly by the Fund or affiliates in connection with such services (including overhead related thereto), in each case, (I) that are specifically charged or specifically allocated or attributed by the Administrator, with the oversight of the Board of Trustees, to the Fund or its portfolio companies and (II) provided that any such amounts shall not be greater than what would be paid to an unaffiliated third party for substantially similar advice and/or services);

(iii) the cost of calculating the Fund’s net asset value, including the cost of any third-party valuation services;

(iv) the cost of effecting any sales and repurchases of the Fund’s shares and other securities;

(v) fees and expenses payable under any managing dealer and selected dealer agreements, if any;

(vi) interest and fees and expenses arising out of all borrowings, guarantees and other financings or derivative transactions (including interest, fees and related legal expenses) made or entered into by the Fund, including, but not limited to, the arranging thereof and related legal expenses;

(vii) all fees, costs and expenses of any loan servicers and other service providers and of any custodians, lenders, investment banks and other financing sources;

(viii) costs incurred in connection with the formation or maintenance of entities or vehicles to hold the Fund’s assets for tax or other purposes;

(ix) costs of derivatives and hedging;

(x) expenses, including travel, entertainment, lodging and meal expenses, incurred by the Adviser, or members of its investment team, or payable to third parties, in evaluating, developing, negotiating, structuring and performing due diligence on prospective portfolio companies, including such expenses related to potential investments that were not consummated, and, if necessary, enforcing the Fund’s rights;

(xi) expenses (including the allocable portions of compensation and out-of-pocket expenses such as travel expenses) or an appropriate portion thereof of employees of the Adviser or its affiliates to the extent such expenses relate to attendance at meetings of the Board of Trustees or any committees thereof;

(xii) all fees, costs and expenses, if any, incurred by or on behalf of the Fund in developing, negotiating and structuring prospective or potential investments that are not ultimately made, including, without limitation any legal, tax, administrative, accounting, travel, meals, accommodations and entertainment, advisory, consulting and printing expenses, reverse termination fees and any liquidated damages, commitment fees that become payable in connection with any proposed investment that is not ultimately made, forfeited deposits or similar payments;

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(xiii) the allocated costs incurred by the Adviser and the Administrator in providing managerial assistance to those portfolio companies that request it;

(xiv) all brokerage costs, hedging costs, prime brokerage fees, custodial expenses, agent bank and other bank service fees; private placement fees, commissions, appraisal fees, commitment fees and underwriting costs; costs and expenses of any lenders, investment banks and other financing sources, and other investment costs, fees and expenses actually incurred in connection with evaluating, making, holding, settling, clearing, monitoring or disposing of actual investments (including, without limitation, travel, meals, accommodations and entertainment expenses and any expenses related to attending trade association and/or industry meetings, conferences or similar meetings, any costs or expenses relating to currency conversion in the case of investments denominated in a currency other than U.S. dollars) and expenses arising out of trade settlements (including any delayed compensation expenses);

(xv) investment costs, including all fees, costs and expenses incurred in sourcing, evaluating, developing, negotiating, structuring, trading (including trading errors), settling, monitoring and holding prospective or actual investments or investment strategies including, without limitation, any financing, legal, filing, auditing, tax, accounting, compliance, loan administration, travel, meals, accommodations and entertainment, advisory, consulting, engineering, data-related and other professional fees, costs and expenses in connection therewith (to the extent the Adviser is not reimbursed by a prospective or actual issuer of the applicable investment or other third parties or capitalized as part of the acquisition price of the transaction) and any fees, costs and expenses related to the organization or maintenance of any vehicle through which the Fund directly or indirectly participates in the acquisition, holding and/or disposition of investments or which otherwise facilitate the Fund’s investment activities, including without limitation any travel and accommodations expenses related to such vehicle and the salary and benefits of any personnel (including personnel of Adviser or its affiliates) reasonably necessary and/or advisable for the maintenance and operation of such vehicle, or other overhead expenses (including any fees, costs and expenses associated with the leasing of office space (which may be made with one or more affiliates of HPS as lessor in connection therewith));

(xvi) transfer agent, dividend agent and custodial fees;

(xvii) fees and expenses associated with marketing efforts;

(xviii) federal and state registration fees, franchise fees, any stock exchange listing fees and fees payable to rating agencies;

(xix) independent trustees’ fees and expenses including reasonable travel, entertainment, lodging and meal expenses, and any legal counsel or other advisors retained by, or at the discretion or for the benefit of, the independent trustees;

(xx) costs of preparing financial statements and maintaining books and records, costs of Sarbanes-Oxley Act of 2002 compliance and attestation and costs of preparing and filing reports or other documents with the SEC, Financial Industry Regulatory Authority, U.S. Commodity Futures Trading Commission (“CFTC”) and other regulatory bodies and other reporting and compliance costs, including registration and exchange listing and the costs associated with reporting and compliance obligations under the 1940 Act and any other applicable federal and state securities laws, and the compensation of professionals responsible for the foregoing;

(xxi) all fees, costs and expenses associated with the preparation and issuance of the Fund’s periodic reports and related statements (e.g., financial statements and tax returns) and other internal and third-party printing (including a flat service fee), publishing (including time spent performing such printing and publishing services) and reporting-related expenses (including other notices and communications) in respect of the Fund and its activities (including internal expenses, charges and/or related costs incurred, charged or specifically attributed or allocated by the Fund or the Adviser or its affiliates in connection with such provision of services thereby);

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(xxii) the costs of any reports, proxy statements or other notices to shareholders (including printing and mailing costs) and the costs of any shareholder or Trustee meetings;

(xxiii) proxy voting expenses;

(xxiv) costs associated with an exchange listing;

(xxv) costs of registration rights granted to certain investors;

(xxvi) any taxes and/or tax-related interest, fees or other governmental charges (including any penalties incurred where the Adviser lacks sufficient information from third parties to file a timely and complete tax return) levied against the Fund and all expenses incurred in connection with any tax audit, investigation, litigation, settlement or review of the Fund and the amount of any judgments, fines, remediation or settlements paid in connection therewith;

(xxvii) all fees, costs and expenses of any litigation, arbitration or audit involving the Fund any vehicle or its portfolio companies and the amount of any judgments, assessments fines, remediations or settlements paid in connection therewith, Trustees and officers, liability or other insurance (including costs of title insurance) and indemnification (including advancement of any fees, costs or expenses to persons entitled to indemnification) or extraordinary expense or liability relating to the affairs of the Fund;

(xxviii) all fees, costs and expenses associated with the Fund’s information, obtaining and maintaining technology (including the costs of any professional service providers), hardware/software, data-related communication, market data and research (including news and quotation equipment and services and including costs allocated by the Adviser’s or its affiliates’ internal and third-party research group (which are generally based on time spent, assets under management, usage rates, proportionate holdings or a combination thereof or other reasonable methods determined by the Administrator) and expenses and fees (including compensation costs) charged or specifically attributed or allocated by Adviser and/or its affiliates for data-related services provided to the Fund and/or its portfolio companies (including in connection with prospective investments), each including expenses, charges, fees and/or related costs of an internal nature; provided, that any such expenses, charges or related costs shall not be greater than what would be paid to an unaffiliated third party for substantially similar services) reporting costs (which includes notices and other communications and internally allocated charges), and dues and expenses incurred in connection with membership in industry or trade organizations;

(xxix) the costs of specialty and custom software for monitoring risk, compliance and the overall portfolio, including any development costs incurred prior to the filing of the Fund’s election to be treated as a business development company;

(xxx) costs associated with individual or group shareholders;

(xxxi) fidelity bond, trustees and officers errors and omissions liability insurance and other insurance premiums;

(xxxii) direct costs and expenses of administration, including printing, mailing, long distance telephone, copying and secretarial and other staff;

(xxxiii) all fees, costs and expenses of winding up and liquidating the Fund’s assets;

(xxxiv) extraordinary expenses (such as litigation or indemnification);

(xxxv) all fees, costs and expenses related to compliance-related matters (such as developing and implementing specific policies and procedures in order to comply with certain regulatory requirements) and regulatory filings; notices or disclosures related to the Fund’s activities (including, without limitation, expenses relating to the preparation and filing of filings required under the Securities Act, TIC Form SLT filings, Internal Revenue Service filings under FATCA and FBAR reporting requirements applicable to the Fund or reports to be filed with the CFTC, reports, disclosures, filings and notifications prepared in connection with the laws and/or regulations of jurisdictions in which the Fund engages in activities,

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including any notices, reports and/or filings required under the AIFMD, European Securities and Markets Authority and any related regulations, and other regulatory filings, notices or disclosures of the Adviser relating to the Fund and its affiliates relating to the Fund, and their activities) and/or other regulatory filings, notices or disclosures of the Adviser and its affiliates relating to the Fund including those pursuant to applicable disclosure laws and expenses relating to FOIA requests, but excluding, for the avoidance of doubt, any expenses incurred for general compliance and regulatory matters that are not related to the Fund and its activities;

(xxxvi) costs and expenses (including travel) in connection with the diligence and oversight of the Fund’s service providers;

(xxxvii) costs and expenses, including travel, meals, accommodations, entertainment and other similar expenses, incurred by the Adviser or its affiliates for meetings with existing investors and any broker-dealers, registered investment advisors, financial and other advisors representing such existing investors; and

(xxxviii) all other expenses incurred by the Administrator in connection with administering the Fund’s business.

(xxxix) In addition to the compensation paid to the Adviser pursuant to Section 5, the Fund shall reimburse the Adviser or its affiliates, as applicable, for all expenses of the Fund incurred by the Adviser (or such affiliates) as well as the actual cost of goods and services used for or by the Fund and obtained from entities not affiliated with the Adviser. The Adviser or its affiliates may be reimbursed for the administrative services performed by it or such affiliates on behalf of the Fund pursuant to any separate administration or co-administration agreement with the Adviser (or such affiliates); however, no reimbursement shall be permitted for services for which the Adviser (or such affiliates) is entitled to compensation by way of a separate fee. Excluded from the allowable reimbursement shall be:

(i) rent or depreciation, utilities, capital equipment, and other administrative items of the Adviser; and

(ii) salaries, fringe benefits, travel expenses and other administrative items incurred or allocated to any Controlling Person of the Adviser. The term “Controlling Person” shall mean a person, whatever his or her title, who performs functions for the Adviser similar to those of (a) the chairman or other member of a board of directors, (b) executive officers or (c) those holding 10% or more equity interest in the Adviser, or a person having the power to direct or cause the direction of the Adviser, whether through the ownership of voting securities, by contract or otherwise.

From time to time, the Adviser, the Administrator or their affiliates may pay third-party providers of goods or services. The Fund will reimburse the Adviser, the Administrator or such affiliates thereof for any such amounts paid on the Fund’s behalf. From time to time, the Adviser or the Administrator may defer or waive fees and/or rights to be reimbursed for expenses. All of the foregoing expenses will ultimately be borne by the Fund’s shareholders.

3. Transactions with Affiliates. The Adviser is authorized on behalf of the Fund, from time to time when deemed to be in the best interests of the Fund and to the extent permitted by applicable law, to purchase and/or sell securities in which the Adviser or any of its affiliates underwrites, deals in and/or makes a market and/or may perform or seek to perform investment banking services for issuers of such securities. The Adviser is further authorized, to the extent permitted by applicable law, to select brokers (including any brokers affiliated with the Adviser) for the execution of trades for the Fund.

4. Best Execution; Research Services.

(a) The Adviser is authorized, for the purchase and sale of the Fund’s portfolio securities, to employ such dealers and brokers as may, in the judgment of the Adviser, implement the policy of the Fund to obtain the best results, taking into account such factors as price, including dealer spread, the size, type and difficulty of the

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transaction involved, the firm’s general execution and operational facilities and the firm’s risk in positioning the securities involved. Consistent with this policy, the Adviser is authorized to direct the execution of the Fund’s portfolio transactions to dealers and brokers furnishing statistical information or research deemed by the Adviser to be useful or valuable to the performance of its investment advisory functions for the Fund. It is understood that in these circumstances, as contemplated by Section 28(e) of the Securities Exchange Act of 1934, as amended, the commissions paid may be higher than those which the Fund might otherwise have paid to another broker if those services had not been provided. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser. It is understood that the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information or research. Research services furnished to the Adviser by brokers who effect securities transactions for the Fund may be used by the Adviser in servicing other investment companies, entities or funds and accounts which it manages. Similarly, research services furnished to the Adviser by brokers who effect securities transactions for other investment companies, entities or funds and accounts which the Adviser manages may be used by the Adviser in servicing the Fund. It is understood that not all of these research services are used by the Adviser in managing any particular account, including the Fund.

The Adviser and its affiliates may aggregate purchase or sale orders for the assets with purchase or sale orders for the same security for other clients’ accounts of the Adviser or of its affiliates, the Adviser’s own accounts and hold proprietary positions in accordance with its current aggregation and allocation policy (collectively, the “Advisory Clients”), but only if (x) in the Adviser’s reasonable judgment such aggregation results in an overall economic or other benefit to the assets taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses and factors and (y) the Adviser’s actions with respect to aggregating orders for multiple Advisory Clients, as well as the Fund, are consistent with applicable law. However, the Adviser is under no obligation to aggregate any such orders under any circumstances.

(b) All Front End Fees (as defined in the Declaration of Trust) shall be reasonable and shall not exceed 18% of the gross proceeds of any offering, regardless of the source of payment and the percentage of gross proceeds of any offering committed to investment shall be at least eighty-two percent (82%). All items of compensation to underwriters or dealers, including, but not limited to, selling commissions, expenses, rights of first refusal, consulting fees, finders’ fees and all other items of compensation of any kind or description paid by the Fund, directly or indirectly, shall be taken into consideration in computing the amount of allowable Front End Fees.

5. Remuneration.

The Fund agrees to pay, and the Adviser agrees to accept, as compensation for the services provided by the Adviser hereunder, a base management fee and an incentive fee as hereinafter set forth. The Fund shall make any payments due hereunder to the Adviser or to the Adviser’s designee as the Adviser may otherwise direct.

(a) Management Fee. The management fee is payable monthly in arrears at an annual rate of 1.25% of the Fund’s net assets as of the beginning of the first business day of the month.

(b) Incentive Fee. The incentive fee will consist of two components that are independent of each other, with the result that one component may be payable even if the other is not. A portion of the incentive fee is based on a percentage of the Fund’s income and a portion is based on a percentage of the Fund’s capital gains, each as described below.

(i) Incentive Fee on Pre-Incentive Fee Net Investment Income. The portion based on the Fund’s income is based on Pre-Incentive Fee Net Investment Income Returns. “Pre-Incentive Fee Net Investment Income Returns” means, as the context requires, either the dollar value of, or percentage rate of return on the value of the Fund’s net assets at the end of the immediate preceding quarter from, interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from portfolio companies) accrued during the calendar quarter, minus the Fund’s operating

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expenses accrued for the quarter (including the management fee, expenses payable under the Administration Agreement, and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred shares, but excluding the incentive fee and any distribution or shareholder servicing fees).

Pre-Incentive Fee Net Investment Income Returns include, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with pay-in-kind interest and zero coupon securities), accrued income that the Fund has not yet received in cash. Pre-Incentive Fee Net Investment Income Returns do not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. For purposes of computing the Fund’s Pre-Incentive Fee Net Investment Income, the calculation methodology will look through total return swaps as if the Fund owned the referenced assets directly.

Pre-Incentive Fee Net Investment Income Returns, expressed as a rate of return on the value of the Fund’s net assets at the end of the immediate preceding quarter, is compared to a “hurdle rate” of return of 1.25% per quarter (5.0% annualized).

The Fund will pay the Adviser an incentive fee quarterly in arrears with respect to the Fund’s Pre-Incentive Fee Net Investment Income Returns in each calendar quarter as follows:

•

no incentive fee based on Pre-Incentive Fee Net Investment Income Returns in any calendar quarter in which the Fund’s Pre-Incentive Fee Net Investment Income Returns do not exceed the hurdle rate of 1.25%;

•

100% of the dollar amount of the Fund’s Pre-Incentive Fee Net Investment Income Returns with respect to that portion of such Pre-Incentive Fee Net Investment Income hurdle rate but is less than a rate of return of 1.43% (5.72% annualized). This is referred to as Pre-Incentive Fee Net Investment Income Returns (which exceeds the hurdle rate but is less than 1.43%) as the “catch-up”; and

•	12.5% of the dollar Returns, if any, that exceeds the amount of the Fund’s Pre-Incentive Fee Net Investment Income Returns, if any, that exceed a rate of return of 1.43% (5.72% annualized).

(ii) Incentive Fee Based on Capital Gains. The second component of the incentive fee, the capital gains incentive fee, is payable at the end of each calendar year in arrears.

The amount payable equals:

•

12.5% of cumulative realized capital gains from inception of the Fund through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any incentive fee on capital gains previously paid by the Fund (under this Agreement or any other agreement) as calculated in accordance with GAAP.

Each year, the fee paid for the capital gains incentive fee is net of the aggregate amount of any capital gains incentive fee previously paid by the Fund (under this Agreement or any other agreement) for all prior periods. The Fund will accrue, but will not pay, a capital gains incentive fee with respect to unrealized appreciation because a capital gains incentive fee would be owed to the Adviser if the Fund were to sell the relevant investment and realize a capital gain. For the purpose of computing the capital gains incentive fee, the calculation methodology will look through derivative financial instruments or swaps as if the Fund owned the reference assets directly. In no event will the capital gains incentive fee payable pursuant to this Agreement be in excess of the amount permitted by the Investment Advisers Act of 1940, as amended (the “Advisers Act”), including Section 205 thereof.

The fees that are payable under this Agreement for any partial period will be appropriately prorated; provided, however, fees payable for (i) the first monthly period, with respect to the management fee, (ii) the first

8

quarterly period, with respect to the incentive fee on Pre-Incentive Fee Net Investment Income Returns, and (iii) the first annual period for the incentive fee on capital gains, in each case, following the date of this Agreement, shall cover the full respective monthly, quarterly and annual periods, including for the avoidance of doubt, any portion of such periods before the date of this Agreement (such periods, the “Pre-Agreement Periods”). The parties agree that, in consideration for the foregoing, the Adviser has agreed to waive all other base management fees and incentive fees it may be due from the Fund for the Pre-Agreement Periods under any other agreement.

6. Representations and Warranties.

(a) The Adviser represents and warrants that it is duly registered and authorized as an investment adviser under the Advisers Act, and the Adviser agrees to maintain effective all material requisite registrations, authorizations and licenses, as the case may be, until the termination of this Agreement.

(b) The Adviser shall prepare or shall cause to be prepared and distributed to shareholders during each year the following reports of the Fund (either included in a periodic report filed with the SEC or distributed in a separate report) (i) within sixty (60) days of the end of each quarter, a report containing the same financial information contained in the Fund’s Quarterly Report on Form 10-Q filed by the Fund under the Securities Exchange Act of 1934, as amended and (ii) within one hundred and twenty (120) days after the end of the Fund’s fiscal year, an annual report that shall include financial statements prepared in accordance with U.S. GAAP which are audited and reported on by independent certified public accountants; (iii) a report of the material activities of the Fund during the period covered by the report; (iv) where forecasts have been provided to the Fund’s shareholders, a table comparing the forecasts previously provided with the actual results during the period covered by the report; and (v) a report setting forth distributions to the Fund’s shareholders for the period covered thereby and separately identifying distributions from: (A) cash flow from operations during the period; (B) cash flow from operations during a prior period which have been held as reserves; (C) proceeds from disposition of assets; and (D) reserves from the gross proceeds of the Fund’s offering.

(c) From time to time and not less than quarterly, the Fund shall cause the Adviser to review the Fund’s accounts to determine whether cash distributions are appropriate. The Fund may, subject to authorization by the Board of Trustees, distribute pro rata to the Fund’s shareholders funds which the Board deems unnecessary to retain in the Fund. The Board may from time to time authorize the Fund to declare and pay to the Fund’s shareholders such dividends or other distributions, in cash or other assets of the Fund or in securities of the Fund, including in shares of one class or series payable to the holders of the shares of another class or series, or from any other source as the Board of Trustees in its discretion shall determine. Any such cash distributions to the Adviser shall be made only in conjunction with distributions to shareholders and only out of funds properly allocated to the Adviser’s account. All such cash distributions shall be made only out of funds legally available therefor pursuant to the Delaware General Corporation Law, as amended from time to time.

(d) The Adviser shall, in its sole discretion, temporarily place proceeds from offerings by the Fund of its equity securities into short-term, highly liquid investments which, in its reasonable judgment, afford appropriate safety of principal during such time as it is determining the composition and allocation of the portfolio of the Fund and the nature, timing and implementation of any changes thereto pursuant to Section 1 of the this Agreement; provided however, that the Adviser shall be under no fiduciary obligation to select any such short-term, highly liquid investment based solely on any yield or return of such investment. The Adviser shall cause any proceeds of the offering of Fund securities not committed for investment within the later of two years from the date of effectiveness of the Fund’s initial registration statement or one year from termination of the offering, unless a longer period is permitted by the applicable State Administrator, to be paid as a distribution to the shareholders of the Fund as a return of capital without deduction of a sales load.

7. Services Not Deemed Exclusive. The Fund and the Board of Trustees acknowledge and agree that:

(a) the services provided hereunder by the Adviser are not to be deemed exclusive, and the Adviser and any of its affiliates or related persons are free to render similar services to others and to use the research developed in

9

connection with this Agreement for other Advisory Clients or affiliates. The Fund agrees that the Adviser may give advice and take action with respect to any of its other Advisory Clients which may differ from advice given or the timing or nature of action taken with respect to any client or account so long as it is the Adviser’s policy, to the extent practicable, to allocate investment opportunities to the client or account on a fair and equitable basis relative to its other Advisory Clients. It is understood that the Adviser shall not have any obligation to recommend for purchase or sale any loans which its principals, affiliates or employees may purchase or sell for its or their own accounts or for any other client or account if, in the opinion of the Adviser, such transaction or investment appears unsuitable, impractical or undesirable for the Fund. Nothing herein shall be construed as constituting the Adviser an agent of the Fund; and

(b) the Adviser and its affiliates may face conflicts of interest as described in the Fund’s currently effective registration statement and/or the Fund’s periodic filings with the SEC (as such disclosures may be updated from time to time) and such disclosures have been provided, and any updates will be provided, to the Board of Trustees in connection with its consideration of this Agreement and any future renewal of this Agreement.

8. Limit of Liability.

(a) The Adviser and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it (the “Indemnified Parties”) shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that the Adviser shall not be protected against any liability to the Fund or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, misconduct, negligence, or gross negligence on its part in the performance of its duties or by reason of the reckless disregard of its duties and obligations, or by reason of the Adviser’s violation of the fiduciary duty owed by the Adviser to the Fund and its shareholders (“disabling conduct”). An Indemnified Party may consult with counsel and accountants in respect of the Fund’s affairs and shall be fully protected and justified in any action or inaction which is taken in accordance with the advice or opinion of such counsel and accountants; provided, that such counsel or accountants were selected with reasonable care. Absent disabling conduct, the Fund will indemnify the Indemnified Parties against, and hold them harmless from, any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser’s services under this Agreement or otherwise as adviser for the Fund. The Indemnified Parties shall not be liable under this Agreement or otherwise for any loss due to the mistake, action, inaction, negligence, dishonesty, fraud or bad faith of any broker or other agent; provided, that such broker or other agent shall have been selected, engaged or retained and monitored by the Adviser in good faith, unless such action or inaction was made by reason of disabling conduct, or in the case of a criminal action or proceeding, where the Adviser had reasonable cause to believe its conduct was unlawful.

Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before which the proceeding was brought that the Indemnified Party was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Indemnified Party was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of trustees of the Fund who are neither “interested persons” of the Fund nor parties to the proceeding (“disinterested non-party trustees”) or (b) an independent legal counsel in a written opinion.

An Indemnified Party shall be entitled to advances from the Fund for payment of the reasonable expenses (including reasonable counsel fees and expenses) incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under law. Prior to any such advance, the Indemnified Party shall provide to the Fund a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Indemnified Party shall provide a security in form and amount acceptable to the Fund for its undertaking; (b) the Fund is insured against losses arising by reason of

10

the advance; or (c) a majority of a quorum of disinterested non-party trustees or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the Indemnified Party will ultimately be found to be entitled to indemnification.

(b) Notwithstanding Section 8(a) to the contrary, the Fund shall not provide for indemnification of an Indemnified Party for any liability or loss suffered by an Indemnified Party, nor shall the Fund provide that any of the Indemnified Parties be held harmless for any loss or liability suffered by the Fund, unless all of the following conditions are met:

(i) the Fund has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Fund;

(ii) the Fund has determined, in good faith, that the Indemnified Party was acting on behalf of or performing services for the Fund;

(iii) the Fund has determined, in good faith, that such liability or loss was not the result of (A) negligence or misconduct, in the case that the Indemnified Party is the Adviser or an Affiliate (as defined in the Fund’s Amended and Restated Declaration of Trust, as may be amended and/or restated from time to time, the “Declaration of Trust”) of the Adviser, or (B) gross negligence or willful misconduct, in the case that the Indemnified Party is a trustee of the Fund who is not also an officer of the Fund or the Adviser or an Affiliate of the Adviser; and

(iv) such indemnification or agreement to hold harmless is recoverable only out of the Fund’s net assets and not from the Fund shareholders.

Furthermore, the Indemnified Party shall not be indemnified for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met:

(i) there has been a successful adjudication on the merits of each count involving alleged material securities law violations as to the Indemnified Party;

(ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the Indemnified Party; or

(iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnified Party and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which Shares were offered or sold as to indemnification for violations of securities laws.

(c) The Fund may pay or reimburse reasonable legal expenses and other costs incurred by the Indemnified Party in advance of final disposition of a proceeding only if all of the following are satisfied:

(i) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Fund;

(ii) the Indemnified Party provides the Fund with written affirmation of such Indemnified Party’s good faith belief that the Indemnified Party has met the standard of conduct necessary for indemnification by the Fund;

(iii) the legal proceeding was initiated by a third party who is not a Fund shareholder, or, if by a Fund shareholder acting in his or her capacity as such, a court of competent jurisdiction approves such advancement; and

11

(iv) the Indemnified Party provides the Fund with a written agreement to repay the amount paid or reimbursed by the Fund, together with the applicable legal rate of interest thereon, if it is ultimately determined that the Indemnified Party did not comply with the requisite standard of conduct and is not entitled to indemnification.

9. Duration and Termination.

(a) This Agreement shall become effective as of the date first written above. This Agreement may be terminated at any time, without the payment of any penalty, on 60 days’ written notice by the Fund, by the vote of a majority of the outstanding voting securities of the Fund or by the vote of the Fund’s trustees or on at least 120 days’ written notice by the Adviser. The provisions of Section 8 of this Agreement shall remain in full force and effect, and the Adviser shall remain entitled to the benefits thereof, notwithstanding any termination of this Agreement. Further, notwithstanding the termination or expiration of this Agreement as aforesaid, the Adviser shall be entitled to any amounts owed under Sections 2 or 5 through the date of termination or expiration, and Section 8 shall continue in force and effect and apply to the Adviser and its representatives as and to the extent applicable.

(b) This Agreement shall continue in effect for two years from the date of this Agreement and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (i) the vote of the Board of Trustees, or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Fund’s Board of Trustees who are not parties to this Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act) of any such party, in accordance with the requirements of the 1940 Act.

(c) This Agreement will automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the 1940 Act).

(d) After the termination of this Agreement, the Adviser shall not be entitled to compensation for further services provided hereunder, except that it shall be entitled to receive from the Fund within 30 days after the effective date of such termination all unpaid reimbursements and all earned but unpaid fees payable to the Adviser prior to termination of this Agreement, including any deferred fees. The Adviser shall promptly upon termination:

(i) Deliver to the Board a full accounting, including a statement showing all payments collected by it and a statement of all money held by it, covering the period following the date of the last accounting furnished to the Board;

(ii) Deliver to the Board all assets and documents of the Fund then in custody of the Adviser; and

(iii) Cooperate with the Fund to provide an orderly management transition.

(e) Without the approval of holders of a majority of the Shares entitled to vote on the matter, or such other approval as may be required under the mandatory provisions of any applicable laws or regulations, or other provisions of the Declaration of Trust, the Adviser shall not: (i) modify this Agreement except for amendments that do not adversely affect the rights of the shareholders; (ii) appoint a new Adviser (other than a sub-adviser pursuant to the terms of this Agreement and applicable law); (iii) sell all or substantially all of the Fund’s assets other than in the ordinary course of the Fund’s business; (iv) except as otherwise permitted herein, voluntarily withdraw as the Adviser unless such withdrawal would not affect the tax status of the Fund and would not materially adversely affect the shareholders; or (v) cause the merger of the Fund. In the event that the Adviser voluntarily withdraws pursuant to clause (iv) above, and the Fund elects to continue its operations following such withdrawal, the withdrawing Adviser shall pay all expenses incurred as a result of its withdrawal.

(f) The Fund may terminate the Adviser’s interest in the Fund’s revenues, expenses, income, losses, distributions and capital by payment of an amount equal to the then present fair market value of the terminated Adviser’s interest, determined by agreement of the terminated Adviser and the Fund. If the Fund and the Adviser

12

cannot agree upon such amount, the parties will submit to binding arbitration which cost will be borne equally by the Adviser and the Fund. The method of payment to the terminated Adviser must be fair and must protect the solvency and liquidity of the Fund. When the termination is voluntary, the method of payment will be presumed to be fair if it provides for a non-interest bearing unsecured promissory note with principal payable, if at all, from distribution which the terminated Adviser otherwise would have received under the program agreement had the Adviser not been terminated. When the termination is involuntary, the method of payment will be presumed to be fair if it provides for an interest bearing promissory note maturing in not less than five years with equal installments each year.

10. License.

(a) License Grant. The Adviser, on behalf of the Licensed Name Owner (as defined below), hereby grants to the Fund, and the Fund hereby accepts from the Adviser, a fully paid-up, royalty-free, non-exclusive, non-transferable worldwide license to use “HPS” (the “Licensed Name”) during the term of this Agreement, solely (i) in connection with the conduct of the Fund’s business and (ii) as part of the trademark, corporate name or trade name “HPS Corporate Lending Fund.” The Fund shall have no right to use the Licensed Name standing alone or to use any modification, stylization or derivative of the Licensed Name without prior written consent of the Adviser in its sole discretion. All rights not expressly granted to the Fund pursuant to this Section 10 shall remain the exclusive property of the Licensed Name Owner. Nothing in this Section 10 shall preclude the Adviser, its affiliates, or any of its respective successors or assigns from using or permitting other entities to use the Licensed Name whether or not such entity directly or indirectly competes or conflicts with the Fund’s business in any manner.

(b) Ownership. The Fund acknowledges and agrees that, as between the parties, an affiliate of the Adviser (the “Licensed Name Owner”) is the sole owner of all right, title, and interest in and to the Licensed Name. The Fund agrees not to do anything inconsistent with such ownership, including directly or indirectly challenging, contesting or otherwise disputing the validity or enforceability of, or the Licensed Name Owner’s ownership of or right, title or interest in the Licensed Name (and the associated goodwill), including without limitation, arising out of or relating to any third-party claim, allegation, action, demand, proceeding or suit regarding enforcement of this Section 10 of the Agreement or involving any third party. The parties intend that any and all goodwill in the Licensed Name arising from the Fund’s or any applicable sublicensee’s use of the Licensed Name shall inure solely to benefit the Adviser. Notwithstanding the foregoing, in the event that the Fund is deemed to own any rights to the Licensed Name, the Fund hereby irrevocably assigns (or shall cause such sublicensee to assign), without further consideration, such rights to the Licensed Name Owner together with all goodwill associated therewith. The Licensed Name Owner shall be a third party beneficiary of this Section 10.

(c) Sublicensing. The Fund shall not sublicense its rights under this Agreement except to a current or future majority-owned subsidiary of the Fund, and then only with the prior written consent of the Adviser or the Licensed Name Owner, provided that (a) no such subsidiary shall use the Licensed Name as part of a name other than the Fund name without the prior written consent of the Adviser or the Licensed Name Owner in its sole discretion and (b) any such sublicense shall terminate automatically, with no need for written notice, if (x) such entity ceases to be a majority-owned subsidiary, (y) this Agreement terminates for any reason or (z) the Adviser or the Licensed Name Owner gives notice of such termination. The Fund shall be responsible for any such sublicensee’s compliance with the provisions of this Agreement, and any breach by a sublicensee of any such provision shall constitute a breach of this Agreement by the Fund. Neither the Fund nor any of its current or future subsidiaries shall use a new trademark, corporate name, trade name or logo that contains the Licensed Name without the prior written consent of the Adviser or the Licensed Name Owner in its sole discretion, and any resulting license shall be governed by a new agreement between the applicable parties and/or an amendment to this Agreement.

(d) Compliance. In order to preserve the inherent value of the Licensed Name, the Fund agrees to use reasonable efforts to ensure that it maintains the quality of the Fund’s business and the operation thereof equal to

13

the standards prevailing in the operation of the Adviser’s and the Fund’s business as of the date of this Agreement. The Fund further agrees to use the Licensed Name in accordance with such quality standards as may be reasonably established by the Adviser and communicated to the Fund from time to time in writing, or as may be agreed to by the Adviser and the Fund from time to time in writing. The Fund shall notify the Adviser promptly after it becomes aware of any actual or threatened infringement, imitation, dilution, misappropriation or other unauthorized use or conduct in derogation of the Licensed Name. The Adviser and its affiliates shall have the sole right to bring any action to remedy the foregoing, and the Fund shall cooperate with the Adviser in same, at the Adviser’s expense.

(e) Won Termination. Upon expiration or termination of this Agreement, all rights and license granted to the Fund under this Section 10 with respect to the Licensed Name shall cease, and the Fund shall immediately discontinue use of the Licensed Name.

11. Governing Law. This Agreement shall be governed, construed and interpreted in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act

12. Conflicts of Interest and Prohibited Activities.

(a) The Adviser is not hereby granted or entitled to an exclusive right to sell or exclusive employment to sell assets for the Fund.

(b) The Adviser shall not: (i) receive or accept any rebate, give-up or similar arrangement that is prohibited under applicable federal or state securities laws; (ii) participate in any reciprocal business arrangement that would circumvent provisions of applicable federal or state securities laws governing conflicts of interest or investment restrictions; (iii) enter into any agreement, arrangement or understanding that would circumvent the restrictions against dealing with affiliates or promoters under applicable federal or state securities laws; or (iv) enter into any agreement, arrangement, or understanding that would circumvent the North American Securities Administrators Association’s Omnibus Guidelines Statement of Policy.

(c) The Adviser shall not directly or indirectly pay or award any fees or commissions or other compensation to any person engaged to sell Shares or give investment advice to a potential shareholder; provided, however, that this subsection shall not prohibit the payment to a registered broker-dealer or other properly licensed agent of properly disclosed sales commissions or other compensation (including cash compensation and non-cash compensation (as such terms are defined under FINRA Rule 2310)) for selling or distributing Shares, including out of the Adviser’s own assets, including those amounts paid to the Adviser under this Agreement.

(d) The Adviser covenants that it shall not permit or cause to be permitted the Fund’s funds to be commingled with the funds of any other person and the funds will be protected from the claims of affiliated companies.

13. Access to Shareholder List.

If a shareholder requests a copy of the Shareholder List pursuant to Section 11.3 of the Fund’s Declaration of Trust or any successor provision thereto (the “Shareholder List Provision”), the Adviser is hereby authorized to request a copy of the Shareholder List from the Fund’s transfer agent and send a copy of the Shareholder List to any shareholder so requesting in accordance with the Shareholder List Provision. The Adviser and the Board of Trustees shall be liable to any shareholder requesting the list for the costs, including attorneys’ fees, incurred by that shareholder for compelling the production of the Shareholder List, and for actual damages suffered by any shareholder by reason of such refusal or neglect. It shall be a defense that the actual purpose and reason for the requests for inspection or for a copy of the Shareholder List is to secure such list of shareholder or other information for the purpose of selling such list or copies thereof, or of using the same for a commercial purpose other than in the interest of the applicant as a shareholder relative to the affairs of the Fund.

14

14. Notices. Any notice hereunder shall be in writing and shall be delivered in person or by telex or facsimile (followed by delivery in person) to the parties at the addresses set forth below.

If to the Fund:

HPS Corporate Lending Fund

40 West 57th Street, 33rd Floor

New York, New York 10019

Attn: Chairman, CEO, Trustee

If to the Adviser:

HPS Advisors, LLC

40 West 57th Street, 33rd Floor

New York, New York 10019

Attn: Yoohyun K. Choi, General Counsel

or to such other address as to which the recipient shall have informed the other party in writing.

Unless specifically provided elsewhere, notice given as provided above shall be deemed to have been given, if by personal delivery, on the day of such delivery, and, if by facsimile and mail, on the date on which such facsimile or mail is sent.

15. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

[Remainder of Page Intentionally Left Blank.]

15

IN WITNESS WHEREOF, the parties hereto caused their duly authorized signatories to execute this Agreement as of the day and year first written above.

HPS CORPORATE LENDING FUND

By:
Name:
Title:

HPS ADVISORS, LLC

By:
Name:
Title:

[Signature Page to the Investment Advisory Agreement]

Exhibit B

~~SECOND AMENDED AND RESTATED~~ INVESTMENT ADVISORY AGREEMENT

This ~~Second Amended and Restated~~ Investment Advisory Agreement, dated and effective as of ~~November 27, 2024~~[ ] (this “Agreement ”), is made by and between HPS Corporate Lending Fund, a Delaware statutory trust (herein refereed to as the “Fund”), and HPS Advisors, LLC, a Delaware limited liability company (herein referred to as the “Adviser” ~~or “HPS Advisors”~~).

~~WHEREAS, the Fund and HPS Investment Partners, LLC (“HPS”) entered into that certain Investment Advisory Agreement dated as of January 20, 2022 (the “Original Investment Advisory Agreement”); and~~

~~WHEREAS, the Fund and HPS assigned the Original Advisory Agreement to HPS Advisors, a wholly-owned subsidiary of HPS, in connection with a corporate reorganization of the investment advisory operations with respect to the Fund; and~~

~~WHEREAS, the Fund entered into an Amended and Restated Investment Advisory Agreement with HPS Advisors (the “Amended Investment Advisory Agreement”); and~~

~~WHEREAS the Fund and HPS Advisors desire to amend and restated the Amended Investment Advisory Agreement in its entirety, as set forth herein;~~

~~NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree to amend and restate the Amended Investment Advisory Agreement in its entirety as follows:~~

1. Appointment of Adviser. The Adviser hereby undertakes and agrees, upon the terms and conditions herein set forth, to provide overall investment advisory services for the Fund and in connection therewith to, in accordance with the Fund’s investment objective, policies and restrictions as in effect from time to time:

(a) determining the composition of the Fund’s portfolio, the nature and timing of the changes to the Fund’s portfolio and the manner of implementing such changes in accordance with the Fund’s investment objective, policies and restrictions;

(b) identifying investment opportunities and making investment decisions for the Fund, including negotiating the terms of investments in, and dispositions of, portfolio securities and other instruments on the Fund’s behalf;

(c) monitoring the Fund’s investments;

(d) performing due diligence on prospective portfolio companies;

(e) exercising voting rights in respect of portfolio securities and other investments for the Fund;

(f) serving on, and exercising observer rights for, boards of directors and similar committees of the Fund’s portfolio companies;

(g) negotiating, obtaining and managing financing facilities and other forms of leverage; and

(h) providing the Fund with such other investment advisory and related services as the Fund may, from time to time, reasonably require for the investment of capital, which may include, without limitation:

(i) making, in consultation with the Fund’s board of trustees (the “Board of Trustees”), investment strategy decisions for the Fund;

(ii) serving as the Fund’s valuation designee pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the “1940 Act”) and reasonably assisting the Fund’s other service providers with the valuation of the Fund’s assets;

(iii) directing investment professionals of the Adviser or non-investment professionals of HPS, in its capacity as the Fund’s administrator (in such capacity, the “Administrator”), to provide managerial assistance to portfolio companies of the Fund as requested by the Fund, from time to time; and

(iv) exercising voting rights in respect of the Fund’s portfolio securities and other investments.

(v) The Adviser shall, upon request by an official or agency administering the securities laws of a state (a “State Administrator”), submit to such State Administrator the reports and statements required to be distributed to the Fund’s shareholders pursuant to this Agreement, any registration statement filed with the SEC and applicable federal and state law.

The Adviser has a fiduciary responsibility and duty to the Fund for the safekeeping and use of all the funds and assets of the Fund, whether or not in the Adviser’s immediate possession or control. The Adviser shall not employ, or permit another to employ, such funds or assets except for the exclusive benefit of the Fund. The Adviser shall not contract away any fiduciary obligation owed by the Adviser to the Fund’s shareholders under common law.

Subject to the supervision of the Board of Trustees, the Adviser shall have the power and authority on behalf of the Fund to effectuate its investment decisions for the Fund, including the execution and delivery of all documents relating to the Fund’s investments, the placing of orders for other purchase or sale transactions on behalf of the Fund and causing the Fund to pay investment-related expenses. In the event that the Fund determines to acquire debt financing, the Adviser will arrange for such financing on the Fund’s behalf. If it is necessary or appropriate for the Adviser to make investments on behalf of the Fund through a special purpose vehicle, the Adviser shall have authority to create or arrange for the creation of such special purpose vehicle and to make such investments through such special purpose vehicle (in accordance with the 1940 Act).

Subject to the prior approval of a majority of the Board of Trustees, including a majority of the Board of Trustees who are not “interested persons” of the Fund and, to the extent required by the 1940 Act and the rules and regulations thereunder, subject to any applicable guidance or interpretation of the Securities and Exchange Commission (“SEC”) or its staff, by the shareholders of the Fund, as applicable, the Adviser may, from time to time, delegate to a sub-adviser or other service provider any of the Adviser’s duties under this Agreement, including the management of all or a portion of the assets being managed. The Fund acknowledges that the Adviser makes no warranty that any investments made by the Adviser hereunder will not depreciate in value or at any time not be affected by adverse tax consequences, nor does it give any warranty as to the performance or profitability of the assets or the success of any investment strategy recommended or used by the Adviser.

2. Expenses. In connection herewith, the Adviser agrees to maintain personnel within its organization to furnish the above services to the Fund. The Adviser shall bear all expenses arising out of its duties hereunder, except as provided in this Section 2.

Except as specifically provided below and above in Section 1 hereof, the Fund anticipates that all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory services to the Fund, and the base compensation, bonus and benefits, and the routine overhead expenses, of such personnel allocable to such services, will be provided and paid for by the Adviser. The Fund will bear all other costs and expenses of the Fund’s operations, administration and transactions, including, but not limited to:

(a) investment advisory fees, including management fees and incentive fees, paid to the Adviser pursuant to this Agreement;

(b) the Fund’s allocable portion of compensation, overhead (including rent, office equipment and utilities) and other expenses incurred by the Administrator in performing its administrative obligations under the

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administration agreement between the Fund and the Administrator (the “Administration Agreement”), including but not limited to: (i) the Fund’s chief compliance officer, chief financial officer and their respective staffs; (ii) investor relations, legal, operations and other non-investment professionals at the Administrator that perform duties for the Fund; and (iii) any internal audit group personnel of HPS or any of its affiliates; and

(c) all other expenses of the Fund’s operations, administrations and transactions including, without limitation, those relating to:

(i) organization and offering expenses associated with this offering (including legal, accounting, printing, mailing, subscription processing and filing fees and expenses and other offering expenses, including costs associated with technology integration between the Fund’s systems and those of participating broker-dealers, reasonable bona fide due diligence expenses of participating broker-dealers supported by detailed and itemized invoices, costs in connection with preparing sales materials and other marketing expenses, design and website expenses, fees and expenses of the Fund’s escrow agent and transfer agent, fees to attend retail seminars sponsored by participating broker-dealers and costs, expenses and reimbursements for travel, meals, accommodations, entertainment and other similar expenses related to meetings or events with prospective investors, broker-dealers, registered investment advisors or financial or other advisors, but excluding the shareholder servicing fee);

(ii) all taxes, fees, costs, and expenses, retainers and/or other payments of accountants, legal counsel, advisors (including tax advisors), administrators, auditors (including with respect to any additional auditing required under The Directive 2011/61/EU of the European Parliament and of the Council of 8 June 2011 on Alternative Investment Fund Managers and any applicable legislation implemented by an EEA Member state in connection with such Directive (the “AIFMD”), investment bankers, administrative agents, paying agents, depositaries, custodians, trustees, sub-custodians, consultants (including individuals consulted through expert network consulting firms), engineers, senior advisors, industry experts, operating partners, deal sourcers (including personnel dedicated to but not employed by the Administrator or its affiliates in the credit-focused business of HPS), and other professionals (including, for the avoidance of doubt, the costs and charges allocable with respect to the provision of internal legal, tax, accounting, technology or other services and professionals related thereto (including secondees and temporary personnel or consultants that may be engaged on short- or long-term arrangements) as deemed appropriate by the Administrator, with the oversight of the Board of Trustees, where such internal personnel perform services that would be paid by the Fund if outside service providers provided the same services); fees, costs, and expenses herein include (x) costs, expenses and fees for hours spent by its in-house attorneys and tax advisors that provide transactional legal advice and/or services to the Fund or its portfolio companies on matters related to potential or actual investments and transactions and the ongoing operations of the Fund and (y) expenses and fees to provide administrative and accounting services to the Fund or its portfolio companies, and expenses, charges and/or related costs incurred directly by the Fund or affiliates in connection with such services (including overhead related thereto), in each case, (I) that are specifically charged or specifically allocated or attributed by the Administrator, with the oversight of the Board of Trustees, to the Fund or its portfolio companies and (II) provided that any such amounts shall not be greater than what would be paid to an unaffiliated third party for substantially similar advice and/or services);

(iii) the cost of calculating the Fund’s net asset value, including the cost of any third-party valuation services;

(iv) the cost of effecting any sales and repurchases of the Fund’s shares and other securities;

(v) fees and expenses payable under any managing dealer and selected dealer agreements, if any;

(vi) interest and fees and expenses arising out of all borrowings, guarantees and other financings or derivative transactions (including interest, fees and related legal expenses) made or entered into by the Fund, including, but not limited to, the arranging thereof and related legal expenses;

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(vii) all fees, costs and expenses of any loan servicers and other service providers and of any custodians, lenders, investment banks and other financing sources;

(viii) costs incurred in connection with the formation or maintenance of entities or vehicles to hold the Fund’s assets for tax or other purposes;

(ix) costs of derivatives and hedging;

(x) expenses, including travel, entertainment, lodging and meal expenses, incurred by the Adviser, or members of its investment team, or payable to third parties, in evaluating, developing, negotiating, structuring and performing due diligence on prospective portfolio companies, including such expenses related to potential investments that were not consummated, and, if necessary, enforcing the Fund’s rights;

(xi) expenses (including the allocable portions of compensation and out-of-pocket expenses such as travel expenses) or an appropriate portion thereof of employees of the Adviser or its affiliates to the extent such expenses relate to attendance at meetings of the Board of Trustees or any committees thereof;

(xii) all fees, costs and expenses, if any, incurred by or on behalf of the Fund in developing, negotiating and structuring prospective or potential investments that are not ultimately made, including, without limitation any legal, tax, administrative, accounting, travel, meals, accommodations and entertainment, advisory, consulting and printing expenses, reverse termination fees and any liquidated damages, commitment fees that become payable in connection with any proposed investment that is not ultimately made, forfeited deposits or similar payments;

(xiii) the allocated costs incurred by the Adviser and the Administrator in providing managerial assistance to those portfolio companies that request it;

(xiv) all brokerage costs, hedging costs, prime brokerage fees, custodial expenses, agent bank and other bank service fees; private placement fees, commissions, appraisal fees, commitment fees and underwriting costs; costs and expenses of any lenders, investment banks and other financing sources, and other investment costs, fees and expenses actually incurred in connection with evaluating, making, holding, settling, clearing, monitoring or disposing of actual investments (including, without limitation, travel, meals, accommodations and entertainment expenses and any expenses related to attending trade association and/or industry meetings, conferences or similar meetings, any costs or expenses relating to currency conversion in the case of investments denominated in a currency other than U.S. dollars) and expenses arising out of trade settlements (including any delayed compensation expenses);

(xv) investment costs, including all fees, costs and expenses incurred in sourcing, evaluating, developing, negotiating, structuring, trading (including trading errors), settling, monitoring and holding prospective or actual investments or investment strategies including, without limitation, any financing, legal, filing, auditing, tax, accounting, compliance, loan administration, travel, meals, accommodations and entertainment, advisory, consulting, engineering, data-related and other professional fees, costs and expenses in connection therewith (to the extent the Adviser is not reimbursed by a prospective or actual issuer of the applicable investment or other third parties or capitalized as part of the acquisition price of the transaction) and any fees, costs and expenses related to the organization or maintenance of any vehicle through which the Fund directly or indirectly participates in the acquisition, holding and/or disposition of investments or which otherwise facilitate the Fund’s investment activities, including without limitation any travel and accommodations expenses related to such vehicle and the salary and benefits of any personnel (including personnel of Adviser or its affiliates) reasonably necessary and/or advisable for the maintenance and operation of such vehicle, or other overhead expenses (including any fees, costs and expenses associated with the leasing of office space (which may be made with one or more affiliates of HPS as lessor in connection therewith));

(xvi) transfer agent, dividend agent and custodial fees;

(xvii) fees and expenses associated with marketing efforts;

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(xviii) federal and state registration fees, franchise fees, any stock exchange listing fees and fees payable to rating agencies;

(xix) independent trustees’ fees and expenses including reasonable travel, entertainment, lodging and meal expenses, and any legal counsel or other advisors retained by, or at the discretion or for the benefit of, the independent trustees;

(xx) costs of preparing financial statements and maintaining books and records, costs of Sarbanes-Oxley Act of 2002 compliance and attestation and costs of preparing and filing reports or other documents with the SEC, Financial Industry Regulatory Authority, U.S. Commodity Futures Trading Commission (“CFTC”) and other regulatory bodies and other reporting and compliance costs, including registration and exchange listing and the costs associated with reporting and compliance obligations under the 1940 Act and any other applicable federal and state securities laws, and the compensation of professionals responsible for the foregoing;

(xxi) all fees, costs and expenses associated with the preparation and issuance of the Fund’s periodic reports and related statements (e.g., financial statements and tax returns) and other internal and third-party printing (including a flat service fee), publishing (including time spent performing such printing and publishing services) and reporting-related expenses (including other notices and communications) in respect of the Fund and its activities (including internal expenses, charges and/or related costs incurred, charged or specifically attributed or allocated by the Fund or the Adviser or its affiliates in connection with such provision of services thereby);

(xxii) the costs of any reports, proxy statements or other notices to shareholders (including printing and mailing costs) and the costs of any shareholder or Trustee meetings;

(xxiii) proxy voting expenses;

(xxiv) costs associated with an exchange listing;

(xxv) costs of registration rights granted to certain investors;

(xxvi) any taxes and/or tax-related interest, fees or other governmental charges (including any penalties incurred where the Adviser lacks sufficient information from third parties to file a timely and complete tax return) levied against the Fund and all expenses incurred in connection with any tax audit, investigation, litigation, settlement or review of the Fund and the amount of any judgments, fines, remediation or settlements paid in connection therewith;

(xxvii) all fees, costs and expenses of any litigation, arbitration or audit involving the Fund any vehicle or its portfolio companies and the amount of any judgments, assessments fines, remediations or settlements paid in connection therewith, Trustees and officers, liability or other insurance (including costs of title insurance) and indemnification (including advancement of any fees, costs or expenses to persons entitled to indemnification) or extraordinary expense or liability relating to the affairs of the Fund;

(xxviii) all fees, costs and expenses associated with the Fund’s information, obtaining and maintaining technology (including the costs of any professional service providers), hardware/software, data-related communication, market data and research (including news and quotation equipment and services and including costs allocated by the Adviser’s or its affiliates’ internal and third-party research group (which are generally based on time spent, assets under management, usage rates, proportionate holdings or a combination thereof or other reasonable methods determined by the Administrator) and expenses and fees (including compensation costs) charged or specifically attributed or allocated by Adviser and/or its affiliates for data-related services provided to the Fund and/or its portfolio companies (including in connection with prospective investments), each including expenses, charges, fees and/or related costs of an internal nature; provided, that any such expenses, charges or related costs shall not be greater than what would be paid to an unaffiliated third party for substantially similar services) reporting costs (which includes notices and other communications and internally allocated charges), and dues and expenses incurred in connection with membership in industry or trade organizations;

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(xxix) the costs of specialty and custom software for monitoring risk, compliance and the overall portfolio, including any development costs incurred prior to the filing of the Fund’s election to be treated as a business development company;

(xxx) costs associated with individual or group shareholders;

(xxxi) fidelity bond, trustees and officers errors and omissions liability insurance and other insurance premiums;

(xxxii) direct costs and expenses of administration, including printing, mailing, long distance telephone, copying and secretarial and other staff;

(xxxiii) all fees, costs and expenses of winding up and liquidating the Fund’s assets;

(xxxiv) extraordinary expenses (such as litigation or indemnification);

(xxxv) all fees, costs and expenses related to compliance-related matters (such as developing and implementing specific policies and procedures in order to comply with certain regulatory requirements) and regulatory filings; notices or disclosures related to the Fund’s activities (including, without limitation, expenses relating to the preparation and filing of filings required under the Securities Act, TIC Form SLT filings, Internal Revenue Service filings under FATCA and FBAR reporting requirements applicable to the Fund or reports to be filed with the CFTC, reports, disclosures, filings and notifications prepared in connection with the laws and/or regulations of jurisdictions in which the Fund engages in activities, including any notices, reports and/or filings required under the AIFMD, European Securities and Markets Authority and any related regulations, and other regulatory filings, notices or disclosures of the Adviser relating to the Fund and its affiliates relating to the Fund, and their activities) and/or other regulatory filings, notices or disclosures of the Adviser and its affiliates relating to the Fund including those pursuant to applicable disclosure laws and expenses relating to FOIA requests, but excluding, for the avoidance of doubt, any expenses incurred for general compliance and regulatory matters that are not related to the Fund and its activities;

(xxxvi) costs and expenses (including travel) in connection with the diligence and oversight of the Fund’s service providers;

(xxxvii) costs and expenses, including travel, meals, accommodations, entertainment and other similar expenses, incurred by the Adviser or its affiliates for meetings with existing investors and any broker-dealers, registered investment advisors, financial and other advisors representing such existing investors; and

(xxxviii) all other expenses incurred by the Administrator in connection with administering the Fund’s business.

(xxxix) In addition to the compensation paid to the Adviser pursuant to Section 5, the Fund shall reimburse the Adviser or its affiliates, as applicable, for all expenses of the Fund incurred by the Adviser (or such affiliates) as well as the actual cost of goods and services used for or by the Fund and obtained from entities not affiliated with the Adviser. The Adviser or its affiliates may be reimbursed for the administrative services performed by it or such affiliates on behalf of the Fund pursuant to any separate administration or co-administration agreement with the Adviser (or such affiliates); however, no reimbursement shall be permitted for services for which the Adviser (or such affiliates) is entitled to compensation by way of a separate fee. Excluded from the allowable reimbursement shall be:

(i) rent or depreciation, utilities, capital equipment, and other administrative items of the Adviser; and

(ii) salaries, fringe benefits, travel expenses and other administrative items incurred or allocated to any Controlling Person of the Adviser. The term “Controlling Person” shall mean a person, whatever his or her title, who performs functions for the Adviser similar to those of (a) the chairman or other member of a board

6

of directors, (b) executive officers or (c) those holding 10% or more equity interest in the Adviser, or a person having the power to direct or cause the direction of the Adviser, whether through the ownership of voting securities, by contract or otherwise.

From time to time, the Adviser, the Administrator or their affiliates may pay third-party providers of goods or services. The Fund will reimburse the Adviser, the Administrator or such affiliates thereof for any such amounts paid on the Fund’s behalf. From time to time, the Adviser or the Administrator may defer or waive fees and/or rights to be reimbursed for expenses. All of the foregoing expenses will ultimately be borne by the Fund’s shareholders.

3. Transactions with Affiliates. The Adviser is authorized on behalf of the Fund, from time to time when deemed to be in the best interests of the Fund and to the extent permitted by applicable law, to purchase and/or sell securities in which the Adviser or any of its affiliates underwrites, deals in and/or makes a market and/or may perform or seek to perform investment banking services for issuers of such securities. The Adviser is further authorized, to the extent permitted by applicable law, to select brokers (including any brokers affiliated with the Adviser) for the execution of trades for the Fund.

4. Best Execution; Research Services.

(a) The Adviser is authorized, for the purchase and sale of the Fund’s portfolio securities, to employ such dealers and brokers as may, in the judgment of the Adviser, implement the policy of the Fund to obtain the best results, taking into account such factors as price, including dealer spread, the size, type and difficulty of the transaction involved, the firm’s general execution and operational facilities and the firm’s risk in positioning the securities involved. Consistent with this policy, the Adviser is authorized to direct the execution of the Fund’s portfolio transactions to dealers and brokers furnishing statistical information or research deemed by the Adviser to be useful or valuable to the performance of its investment advisory functions for the Fund. It is understood that in these circumstances, as contemplated by Section 28(e) of the Securities Exchange Act of 1934, as amended, the commissions paid may be higher than those which the Fund might otherwise have paid to another broker if those services had not been provided. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser. It is understood that the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information or research. Research services furnished to the Adviser by brokers who effect securities transactions for the Fund may be used by the Adviser in servicing other investment companies, entities or funds and accounts which it manages. Similarly, research services furnished to the Adviser by brokers who effect securities transactions for other investment companies, entities or funds and accounts which the Adviser manages may be used by the Adviser in servicing the Fund. It is understood that not all of these research services are used by the Adviser in managing any particular account, including the Fund.

The Adviser and its affiliates may aggregate purchase or sale orders for the assets with purchase or sale orders for the same security for other clients’ accounts of the Adviser or of its affiliates, the Adviser’s own accounts and hold proprietary positions in accordance with its current aggregation and allocation policy (collectively, the “Advisory Clients”), but only if (x) in the Adviser’s reasonable judgment such aggregation results in an overall economic or other benefit to the assets taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses and factors and (y) the Adviser’s actions with respect to aggregating orders for multiple Advisory Clients, as well as the Fund, are consistent with applicable law. However, the Adviser is under no obligation to aggregate any such orders under any circumstances.

(b) All Front End Fees (as defined in the Declaration of Trust) shall be reasonable and shall not exceed 18% of the gross proceeds of any offering, regardless of the source of payment and the percentage of gross proceeds of any offering committed to investment shall be at least eighty-two percent (82%). All items of compensation to underwriters or dealers, including, but not limited to, selling commissions, expenses, rights of first refusal, consulting fees, finders’ fees and all other items of compensation of any kind or description paid by the Fund, directly or indirectly, shall be taken into consideration in computing the amount of allowable Front End Fees.

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5. Remuneration.

The Fund agrees to pay, and the Adviser agrees to accept, as compensation for the services provided by the Adviser hereunder, a base management fee and an incentive fee as hereinafter set forth. The Fund shall make any payments due hereunder to the Adviser or to the Adviser’s designee as the Adviser may otherwise direct.

(a) Management Fee. The management fee is payable monthly in arrears at an annual rate of 1.25% of the Fund’s net assets as of the beginning of the first business day of the month.

(b) Incentive Fee. The incentive fee will consist of two components that are independent of each other, with the result that one component may be payable even if the other is not. A portion of the incentive fee is based on a percentage of the Fund’s income and a portion is based on a percentage of the Fund’s capital gains, each as described below.

(i) Incentive Fee on Pre-Incentive Fee Net Investment Income. The portion based on the Fund’s income is based on Pre-Incentive Fee Net Investment Income Returns. “Pre-Incentive Fee Net Investment Income Returns” means, as the context requires, either the dollar value of, or percentage rate of return on the value of the Fund’s net assets at the end of the immediate preceding quarter from, interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from portfolio companies) accrued during the calendar quarter, minus the Fund’s operating expenses accrued for the quarter (including the management fee, expenses payable under the Administration Agreement, and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred shares, but excluding the incentive fee and any distribution or shareholder servicing fees).

Pre-Incentive Fee Net Investment Income Returns include, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with pay-in-kind interest and zero coupon securities), accrued income that the Fund has not yet received in cash. Pre-Incentive Fee Net Investment Income Returns do not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. For purposes of computing the Fund’s Pre-Incentive Fee Net Investment Income, the calculation methodology will look through total return swaps as if the Fund owned the referenced assets directly.

Pre-Incentive Fee Net Investment Income Returns, expressed as a rate of return on the value of the Fund’s net assets at the end of the immediate preceding quarter, is compared to a “hurdle rate” of return of 1.25% per quarter (5.0% annualized).

The Fund will pay the Adviser an incentive fee quarterly in arrears with respect to the Fund’s Pre-Incentive Fee Net Investment Income Returns in each calendar quarter as follows:

•

no incentive fee based on Pre-Incentive Fee Net Investment Income Returns in any calendar quarter in which the Fund’s Pre-Incentive Fee Net Investment Income Returns do not exceed the hurdle rate of 1.25%;

•

100% of the dollar amount of the Fund’s Pre-Incentive Fee Net Investment Income Returns with respect to that portion of such Pre-Incentive Fee Net Investment Income hurdle rate but is less than a rate of return of 1.43% (5.72% annualized). This is referred to as Pre-Incentive Fee Net Investment Income Returns (which exceeds the hurdle rate but is less than 1.43%) as the “catch-up”; and

•	12.5% of the dollar Returns, if any, that exceeds the amount of the Fund’s Pre-Incentive Fee Net Investment Income Returns, if any, that exceed a rate of return of 1.43% (5.72% annualized).

(ii) Incentive Fee Based on Capital Gains. The second component of the incentive fee, the capital gains incentive fee, is payable at the end of each calendar year in arrears.

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The amount payable equals:

•

12.5% of cumulative realized capital gains from inception of the Fund through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any ~~previously paid~~ incentive fee on capital gains previously paid by the Fund (under this Agreement or any other agreement) as calculated in accordance with GAAP.

Each year, the fee paid for the capital gains incentive fee is net of the aggregate amount of any ~~previously paid~~ capital gains incentive fee previously paid by the Fund (under this Agreement or any other agreement) for all prior periods. The Fund will accrue, but will not pay, a capital gains incentive fee with respect to unrealized appreciation because a capital gains incentive fee would be owed to the Adviser if the Fund were to sell the relevant investment and realize a capital gain. For the purpose of computing the capital gains incentive fee, the calculation methodology will look through derivative financial instruments or swaps as if the Fund owned the reference assets directly. In no event will the capital gains incentive fee payable pursuant to this Agreement be in excess of the amount permitted by the Investment Advisers Act of 1940, as amended (the “Advisers Act”), including Section 205 thereof.

The fees that are payable under this Agreement for any partial period will be appropriately prorated~~.~~; provided, however, fees payable for (i) the first monthly period, with respect to the management fee, (ii) the first quarterly period, with respect to the incentive fee on Pre-Incentive Fee Net Investment Income Returns, and (iii) the first annual period for the incentive fee on capital gains, in each case, following the date of this Agreement, shall cover the full respective monthly, quarterly and annual periods, including for the avoidance of doubt, any portion of such periods before the date of this Agreement (such periods, the “Pre-Agreement Periods”). The parties agree that, in consideration for the foregoing, the Adviser has agreed to waive all other base management fees and incentive fees it may be due from the Fund for the Pre-Agreement Periods under any other agreement.

6. Representations and Warranties.

(a) The Adviser represents and warrants that it is duly registered and authorized as an investment adviser under the Advisers Act, and the Adviser agrees to maintain effective all material requisite registrations, authorizations and licenses, as the case may be, until the termination of this Agreement.

(b) The Adviser shall prepare or shall cause to be prepared and distributed to shareholders during each year the following reports of the Fund (either included in a periodic report filed with the SEC or distributed in a separate report) (i) within sixty (60) days of the end of each quarter, a report containing the same financial information contained in the Fund’s Quarterly Report on Form 10-Q filed by the Fund under the Securities Exchange Act of 1934, as amended and (ii) within one hundred and twenty (120) days after the end of the Fund’s fiscal year, an annual report that shall include financial statements prepared in accordance with U.S. GAAP which are audited and reported on by independent certified public accountants; (iii) a report of the material activities of the Fund during the period covered by the report; (iv) where forecasts have been provided to the Fund’s shareholders, a table comparing the forecasts previously provided with the actual results during the period covered by the report; and (v) a report setting forth distributions to the Fund’s shareholders for the period covered thereby and separately identifying distributions from: (A) cash flow from operations during the period; (B) cash flow from operations during a prior period which have been held as reserves; (C) proceeds from disposition of assets; and (D) reserves from the gross proceeds of the Fund’s offering.

(c) From time to time and not less than quarterly, the Fund shall cause the Adviser to review the Fund’s accounts to determine whether cash distributions are appropriate. The Fund may, subject to authorization by the Board of Trustees, distribute pro rata to the Fund’s shareholders funds which the Board deems unnecessary to retain in the Fund. The Board may from time to time authorize the Fund to declare and pay to the Fund’s shareholders such dividends or other distributions, in cash or other assets of the Fund or in securities of the Fund, including in shares of one class or series payable to the holders of the shares of another class or series, or from

9

any other source as the Board of Trustees in its discretion shall determine. Any such cash distributions to the Adviser shall be made only in conjunction with distributions to shareholders and only out of funds properly allocated to the Adviser’s account. All such cash distributions shall be made only out of funds legally available therefor pursuant to the Delaware General Corporation Law, as amended from time to time.

(d) The Adviser shall, in its sole discretion, temporarily place proceeds from offerings by the Fund of its equity securities into short-term, highly liquid investments which, in its reasonable judgment, afford appropriate safety of principal during such time as it is determining the composition and allocation of the portfolio of the Fund and the nature, timing and implementation of any changes thereto pursuant to Section 1 of the this Agreement; provided however, that the Adviser shall be under no fiduciary obligation to select any such short-term, highly liquid investment based solely on any yield or return of such investment. The Adviser shall cause any proceeds of the offering of Fund securities not committed for investment within the later of two years from the date of effectiveness of the Fund’s initial registration statement or one year from termination of the offering, unless a longer period is permitted by the applicable State Administrator, to be paid as a distribution to the shareholders of the Fund as a return of capital without deduction of a sales load.

7. Services Not Deemed Exclusive. The Fund and the Board of Trustees acknowledge and agree that:

(a) the services provided hereunder by the Adviser are not to be deemed exclusive, and the Adviser and any of its affiliates or related persons are free to render similar services to others and to use the research developed in connection with this Agreement for other Advisory Clients or affiliates. The Fund agrees that the Adviser may give advice and take action with respect to any of its other Advisory Clients which may differ from advice given or the timing or nature of action taken with respect to any client or account so long as it is the Adviser’s policy, to the extent practicable, to allocate investment opportunities to the client or account on a fair and equitable basis relative to its other Advisory Clients. It is understood that the Adviser shall not have any obligation to recommend for purchase or sale any loans which its principals, affiliates or employees may purchase or sell for its or their own accounts or for any other client or account if, in the opinion of the Adviser, such transaction or investment appears unsuitable, impractical or undesirable for the Fund. Nothing herein shall be construed as constituting the Adviser an agent of the Fund; and

(b) the Adviser and its affiliates may face conflicts of interest as described in the Fund’s currently effective registration statement and/or the Fund’s periodic filings with the SEC (as such disclosures may be updated from time to time) and such disclosures have been provided, and any updates will be provided, to the Board of Trustees in connection with its consideration of this Agreement and any future renewal of this Agreement.

8. Limit of Liability.

(a) The Adviser and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it (the “Indemnified Parties”) shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that the Adviser shall not be protected against any liability to the Fund or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, misconduct, negligence, or gross negligence on its part in the performance of its duties or by reason of the reckless disregard of its duties and obligations, or by reason of the Adviser’s violation of the fiduciary duty owed by the Adviser to the Fund and its shareholders (“disabling conduct”). An Indemnified Party may consult with counsel and accountants in respect of the Fund’s affairs and shall be fully protected and justified in any action or inaction which is taken in accordance with the advice or opinion of such counsel and accountants; provided, that such counsel or accountants were selected with reasonable care. Absent disabling conduct, the Fund will indemnify the Indemnified Parties against, and hold them harmless from, any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser’s services under this Agreement or otherwise as adviser for the Fund. The Indemnified Parties shall not be liable under this Agreement or otherwise for any loss due to the mistake, action,

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inaction, negligence, dishonesty, fraud or bad faith of any broker or other agent; provided, that such broker or other agent shall have been selected, engaged or retained and monitored by the Adviser in good faith, unless such action or inaction was made by reason of disabling conduct, or in the case of a criminal action or proceeding, where the Adviser had reasonable cause to believe its conduct was unlawful.

Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before which the proceeding was brought that the Indemnified Party was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Indemnified Party was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of trustees of the Fund who are neither “interested persons” of the Fund nor parties to the proceeding (“disinterested non-party trustees”) or (b) an independent legal counsel in a written opinion.

An Indemnified Party shall be entitled to advances from the Fund for payment of the reasonable expenses (including reasonable counsel fees and expenses) incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under law. Prior to any such advance, the Indemnified Party shall provide to the Fund a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Indemnified Party shall provide a security in form and amount acceptable to the Fund for its undertaking; (b) the Fund is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party trustees or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the Indemnified Party will ultimately be found to be entitled to indemnification.

(b) Notwithstanding Section 8(a) to the contrary, the Fund shall not provide for indemnification of an Indemnified Party for any liability or loss suffered by an Indemnified Party, nor shall the Fund provide that any of the Indemnified Parties be held harmless for any loss or liability suffered by the Fund, unless all of the following conditions are met:

(i) the Fund has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Fund;

(ii) the Fund has determined, in good faith, that the Indemnified Party was acting on behalf of or performing services for the Fund;

(iii) the Fund has determined, in good faith, that such liability or loss was not the result of (A) negligence or misconduct, in the case that the Indemnified Party is the Adviser or an Affiliate (as defined in the Fund’s Amended and Restated Declaration of Trust, as may be amended and/or restated from time to time, the “Declaration of Trust”) of the Adviser, or (B) gross negligence or willful misconduct, in the case that the Indemnified Party is a trustee of the Fund who is not also an officer of the Fund or the Adviser or an Affiliate of the Adviser; and

(iv) such indemnification or agreement to hold harmless is recoverable only out of the Fund’s net assets and not from the Fund shareholders.

Furthermore, the Indemnified Party shall not be indemnified for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met:

(i) there has been a successful adjudication on the merits of each count involving alleged material securities law violations as to the Indemnified Party;

(ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the Indemnified Party; or

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(iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnified Party and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which Shares were offered or sold as to indemnification for violations of securities laws.

(c) The Fund may pay or reimburse reasonable legal expenses and other costs incurred by the Indemnified Party in advance of final disposition of a proceeding only if all of the following are satisfied:

(i) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Fund;

(ii) the Indemnified Party provides the Fund with written affirmation of such Indemnified Party’s good faith belief that the Indemnified Party has met the standard of conduct necessary for indemnification by the Fund;

(iii) the legal proceeding was initiated by a third party who is not a Fund shareholder, or, if by a Fund shareholder acting in his or her capacity as such, a court of competent jurisdiction approves such advancement; and

(iv) the Indemnified Party provides the Fund with a written agreement to repay the amount paid or reimbursed by the Fund, together with the applicable legal rate of interest thereon, if it is ultimately determined that the Indemnified Party did not comply with the requisite standard of conduct and is not entitled to indemnification.

9. Duration and Termination.

(a) This Agreement shall become effective as of the date first written above. This Agreement may be terminated at any time, without the payment of any penalty, on 60 days’ written notice by the Fund, by the vote of a majority of the outstanding voting securities of the Fund or by the vote of the Fund’s trustees or on at least 120 days’ written notice by the Adviser. The provisions of Section 8 of this Agreement shall remain in full force and effect, and the Adviser shall remain entitled to the benefits thereof, notwithstanding any termination of this Agreement. Further, notwithstanding the termination or expiration of this Agreement as aforesaid, the Adviser shall be entitled to any amounts owed under Sections 2 or 5 through the date of termination or expiration, and Section 8 shall continue in force and effect and apply to the Adviser and its representatives as and to the extent applicable.

(b) This Agreement shall continue in effect for ~~one~~ two years from the date of this Agreement and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (i) the vote of the Board of Trustees, or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Fund’s Board of Trustees who are not parties to this Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act) of any such party, in accordance with the requirements of the 1940 Act.

(c) This Agreement will automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the 1940 Act).

(d) After the termination of this Agreement, the Adviser shall not be entitled to compensation for further services provided hereunder, except that it shall be entitled to receive from the Fund within 30 days after the effective date of such termination all unpaid reimbursements and all earned but unpaid fees payable to the Adviser prior to termination of this Agreement, including any deferred fees. The Adviser shall promptly upon termination:

(i) Deliver to the Board a full accounting, including a statement showing all payments collected by it and a statement of all money held by it, covering the period following the date of the last accounting furnished to the Board;

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(ii) Deliver to the Board all assets and documents of the Fund then in custody of the Adviser; and

(iii) Cooperate with the Fund to provide an orderly management transition.

(e) Without the approval of holders of a majority of the Shares entitled to vote on the matter, or such other approval as may be required under the mandatory provisions of any applicable laws or regulations, or other provisions of the Declaration of Trust, the Adviser shall not: (i) modify this Agreement except for amendments that do not adversely affect the rights of the shareholders; (ii) appoint a new Adviser (other than a sub-adviser pursuant to the terms of this Agreement and applicable law); (iii) sell all or substantially all of the Fund’s assets other than in the ordinary course of the Fund’s business; (iv) except as otherwise permitted herein, voluntarily withdraw as the Adviser unless such withdrawal would not affect the tax status of the Fund and would not materially adversely affect the shareholders; or (v) cause the merger of the Fund. In the event that the Adviser voluntarily withdraws pursuant to clause (iv) above, and the Fund elects to continue its operations following such withdrawal, the withdrawing Adviser shall pay all expenses incurred as a result of its withdrawal.

(f) The Fund may terminate the Adviser’s interest in the Fund’s revenues, expenses, income, losses, distributions and capital by payment of an amount equal to the then present fair market value of the terminated Adviser’s interest, determined by agreement of the terminated Adviser and the Fund. If the Fund and the Adviser cannot agree upon such amount, the parties will submit to binding arbitration which cost will be borne equally by the Adviser and the Fund. The method of payment to the terminated Adviser must be fair and must protect the solvency and liquidity of the Fund. When the termination is voluntary, the method of payment will be presumed to be fair if it provides for a non-interest bearing unsecured promissory note with principal payable, if at all, from distribution which the terminated Adviser otherwise would have received under the program agreement had the Adviser not been terminated. When the termination is involuntary, the method of payment will be presumed to be fair if it provides for an interest bearing promissory note maturing in not less than five years with equal installments each year.

10. License.

(a) License Grant. The Adviser, on behalf of the Licensed Name Owner (as defined below), hereby grants to the Fund, and the Fund hereby accepts from the Adviser, a fully paid-up, royalty-free, non-exclusive, non-transferable worldwide license to use “HPS” (the “Licensed Name”) during the term of this Agreement, solely (i) in connection with the conduct of the Fund’s business and (ii) as part of the trademark, corporate name or trade name “HPS Corporate Lending Fund.” The Fund shall have no right to use the Licensed Name standing alone or to use any modification, stylization or derivative of the Licensed Name without prior written consent of the Adviser in its sole discretion. All rights not expressly granted to the Fund pursuant to this Section 10 shall remain the exclusive property of the Licensed Name Owner. Nothing in this Section 10 shall preclude the Adviser, its affiliates, or any of its respective successors or assigns from using or permitting other entities to use the Licensed Name whether or not such entity directly or indirectly competes or conflicts with the Fund’s business in any manner.

(b) Ownership. The Fund acknowledges and agrees that, as between the parties, an affiliate of the Adviser (the “Licensed Name Owner”) is the sole owner of all right, title, and interest in and to the Licensed Name. The Fund agrees not to do anything inconsistent with such ownership, including directly or indirectly challenging, contesting or otherwise disputing the validity or enforceability of, or the Licensed Name Owner’s ownership of or right, title or interest in the Licensed Name (and the associated goodwill), including without limitation, arising out of or relating to any third-party claim, allegation, action, demand, proceeding or suit regarding enforcement of this Section 10 of the Agreement or involving any third party. The parties intend that any and all goodwill in the Licensed Name arising from the Fund’s or any applicable sublicensee’s use of the Licensed Name shall inure solely to benefit the Adviser. Notwithstanding the foregoing, in the event that the Fund is deemed to own any rights to the Licensed Name, the Fund hereby irrevocably assigns (or shall cause such sublicensee to assign), without further consideration, such rights to the Licensed Name Owner together with all goodwill associated therewith. The Licensed Name Owner shall be a third party beneficiary of this Section 10.

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(c) Sublicensing. The Fund shall not sublicense its rights under this Agreement except to a current or future majority-owned subsidiary of the Fund, and then only with the prior written consent of the Adviser or the Licensed Name Owner, provided that (a) no such subsidiary shall use the Licensed Name as part of a name other than the Fund name without the prior written consent of the Adviser or the Licensed Name Owner in its sole discretion and (b) any such sublicense shall terminate automatically, with no need for written notice, if (x) such entity ceases to be a majority-owned subsidiary, (y) this Agreement terminates for any reason or (z) the Adviser or the Licensed Name Owner gives notice of such termination. The Fund shall be responsible for any such sublicensee’s compliance with the provisions of this Agreement, and any breach by a sublicensee of any such provision shall constitute a breach of this Agreement by the Fund. Neither the Fund nor any of its current or future subsidiaries shall use a new trademark, corporate name, trade name or logo that contains the Licensed Name without the prior written consent of the Adviser or the Licensed Name Owner in its sole discretion, and any resulting license shall be governed by a new agreement between the applicable parties and/or an amendment to this Agreement.

(d) Compliance. In order to preserve the inherent value of the Licensed Name, the Fund agrees to use reasonable efforts to ensure that it maintains the quality of the Fund’s business and the operation thereof equal to the standards prevailing in the operation of the Adviser’s and the Fund’s business as of the date of this Agreement. The Fund further agrees to use the Licensed Name in accordance with such quality standards as may be reasonably established by the Adviser and communicated to the Fund from time to time in writing, or as may be agreed to by the Adviser and the Fund from time to time in writing. The Fund shall notify the Adviser promptly after it becomes aware of any actual or threatened infringement, imitation, dilution, misappropriation or other unauthorized use or conduct in derogation of the Licensed Name. The Adviser and its affiliates shall have the sole right to bring any action to remedy the foregoing, and the Fund shall cooperate with the Adviser in same, at the Adviser’s expense.

(e) Won Termination. Upon expiration or termination of this Agreement, all rights and license granted to the Fund under this Section 10 with respect to the Licensed Name shall cease, and the Fund shall immediately discontinue use of the Licensed Name.

11. Governing Law. This Agreement shall be governed, construed and interpreted in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act

12. Conflicts of Interest and Prohibited Activities.

(a) The Adviser is not hereby granted or entitled to an exclusive right to sell or exclusive employment to sell assets for the Fund.

(b) The Adviser shall not: (i) receive or accept any rebate, give-up or similar arrangement that is prohibited under applicable federal or state securities laws; (ii) participate in any reciprocal business arrangement that would circumvent provisions of applicable federal or state securities laws governing conflicts of interest or investment restrictions; (iii) enter into any agreement, arrangement or understanding that would circumvent the restrictions against dealing with affiliates or promoters under applicable federal or state securities laws; or (iv) enter into any agreement, arrangement, or understanding that would circumvent the North American Securities Administrators Association’s Omnibus Guidelines Statement of Policy.

(c) The Adviser shall not directly or indirectly pay or award any fees or commissions or other compensation to any person engaged to sell Shares or give investment advice to a potential shareholder; provided, however, that this subsection shall not prohibit the payment to a registered broker-dealer or other properly licensed agent of properly disclosed sales commissions or other compensation (including cash compensation and non-cash compensation (as such terms are defined under FINRA Rule 2310)) for selling or distributing Shares, including out of the Adviser’s own assets, including those amounts paid to the Adviser under this Agreement.

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(d) The Adviser covenants that it shall not permit or cause to be permitted the Fund’s funds to be commingled with the funds of any other person and the funds will be protected from the claims of affiliated companies.

13. Access to Shareholder List.

If a shareholder requests a copy of the Shareholder List pursuant to Section 11.3 of the Fund’s Declaration of Trust or any successor provision thereto (the “Shareholder List Provision”), the Adviser is hereby authorized to request a copy of the Shareholder List from the Fund’s transfer agent and send a copy of the Shareholder List to any shareholder so requesting in accordance with the Shareholder List Provision. The Adviser and the Board of Trustees shall be liable to any shareholder requesting the list for the costs, including attorneys’ fees, incurred by that shareholder for compelling the production of the Shareholder List, and for actual damages suffered by any shareholder by reason of such refusal or neglect. It shall be a defense that the actual purpose and reason for the requests for inspection or for a copy of the Shareholder List is to secure such list of shareholder or other information for the purpose of selling such list or copies thereof, or of using the same for a commercial purpose other than in the interest of the applicant as a shareholder relative to the affairs of the Fund.

14. Notices. Any notice hereunder shall be in writing and shall be delivered in person or by telex or facsimile (followed by delivery in person) to the parties at the addresses set forth below.

If to the Fund:

HPS Corporate Lending Fund

40 West 57th Street, 33rd Floor

New York, New York 10019

Attn: Chairman, CEO, Trustee

If to the Adviser:

HPS Advisors, LLC

40 West 57th Street, 33rd Floor

New York, New York 10019

Attn: Yoohyun K. Choi, General Counsel

or to such other address as to which the recipient shall have informed the other party in writing.

Unless specifically provided elsewhere, notice given as provided above shall be deemed to have been given, if by personal delivery, on the day of such delivery, and, if by facsimile and mail, on the date on which such facsimile or mail is sent.

15. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

[Remainder of Page Intentionally Left Blank.]

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IN WITNESS WHEREOF, the parties hereto caused their duly authorized signatories to execute this Agreement as of the day and year first written above.

HPS CORPORATE LENDING FUND

By:	~~/s/ Robert Busch~~
Name:	~~Robert Busch~~
Title:	~~Chief Financial Officer~~

HPS ADVISORS, LLC

By:	~~/s/ Faith Rosenfeld~~
Name:	~~Faith Rosenfeld~~
Title:	~~Chief Administrative Officer~~

[Signature Page to the ~~Second Amended and Restated~~ Investment Advisory Agreement]

HPS Corporate Lending Fund 40 West 57th Street, 33rd Floor New York, NY 10019 ATTN: [•] VOTE BY INTERNET Before the Special Meeting—Go to [www.proxyvote.com] Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Time on [April 15], 2025. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. To Attend the Special Meeting—Go to [•] You may attend the Special Meeting via the Internet and vote during the Special Meeting. Have the information outlined by the website available and follow the instructions. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE—[•] Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Time on [April 15], 2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to [Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717]. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED HPS CORPORATE LENDING FUND The Board of Trustees recommends you vote FOR the following proposals: For Against Abstain 1. Approval of a new investment advisory agreement (the “New Investment Advisory Agreement”) ☐ ☐ ☐ for HPS Corporate Lending Fund with HPS Advisors, LLC. 2. Approval of an adjournment of the Special Meeting, if necessary or appropriate, to solicit additional ☐ ☐ ☐ proxies in the event there are not sufficient votes at the time of the Special Meeting to approve Proposal 1 (the “Adjournment Proposal”). For address changes and/or comments, please check this box and write them ☐ on the back where indicated. Please indicate if you plan to attend this meeting. ☐ ☐ Yes No Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Proxy Statement is available at [www.proxyvote.com]. FOLD AND DETACH HERE PROXY HPS CORPORATE LENDING FUND Special Meeting of Shareholders to be held on [April 16], 2025 This proxy is solicited on behalf of the Board of Trustees The undersigned hereby constitutes and appoints [Tyler Thorn] and [Megan Taylor], and each of them, with power of substitution to each, proxies to represent the undersigned and to vote, as designated on the reverse side of this form, all shares of Common Stock of HPS CORPORATE LENDING FUND held of record by the undersigned at the close of business on February 6, 2025 that the undersigned is/are entitled to vote if virtually present at the Special Meeting of Shareholders to be held at [•] [a.m./p.m.], Eastern Time on [April 16], 2025 and any adjournment or postponement thereof and further authorize(s) such proxies to vote such shares in their discretion upon such other business as may properly come before the Special Meeting of Shareholders and any adjournment or postponement thereof. The undersigned hereby acknowledge(s) receipt of the Proxy Statement. The undersigned hereby revoke(s) all proxies heretofore given by the undersigned to vote at the Special Meeting of Shareholders and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE NEW INVESTMENT ADVISORY AGREEMENT (ITEM 1) AND FOR THE ADJOURNMENT PROPOSAL (ITEM 2). IT WILL BE VOTED IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED PROXY ENVELOPE. Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side